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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
SCIENTIFIC GAMES CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 22, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Scientific Games Corporation to be held at 10:00 a.m. on Monday, June 23, 2003, at the Metropolitan Club, 1 East 60th Street, New York, New York.

        At the Annual Meeting, you will be asked to elect Directors, to ratify the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending December 31, 2003 and to approve the adoption of the Scientific Games Corporation 2003 Incentive Compensation Plan.

        The Board of Directors recommends that you vote FOR the election of all the nominees as Directors, FOR ratification of the appointment of the independent accountants and FOR approval of the adoption of the Scientific Games Corporation 2003 Incentive Compensation Plan.

        Whether you plan to attend in person or not, it is important that your shares be represented and voted at the Annual Meeting. Therefore, regardless of the number of shares you own, please sign, date and mail the enclosed proxy card in the return envelope provided. Most stockholders will also be able to vote by telephone or over the Internet. Please refer to your proxy card to see which options are available to you.

        I look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      A. Lorne Weil
                       Chairman of the Board

SCIENTIFIC GAMES CORPORATION
750 Lexington Avenue, 25th Floor
New York, NY 10022

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS

        Notice is hereby given that the Annual Meeting of Stockholders of Scientific Games Corporation (the "Company") will be held at 10:00 a.m. on Monday, June 23, 2003, at the Metropolitan Club, 1 East 60th Street, New York, New York, for the following purposes:

  1.
  To elect nine members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified.

  2.
  To ratify the appointment of Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending December 31, 2003.

  3.
  To approve the adoption of the Scientific Games Corporation 2003 Incentive Compensation Plan.

  4.
  To consider and act upon any other matter that may properly come before the meeting or any adjournment thereof. The Board of Directors is not presently aware of any such matter.

        All holders of record of the Company's Class A Common Stock and the Company's Series A Convertible Preferred Stock at the close of business on May 16, 2003 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of the Company's Series A Convertible Preferred Stock are entitled to elect four of the nine members of the Board. A list of the holders will be open to the examination of stockholders for ten days prior to the date of the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the office of the Secretary of the Company at 750 Lexington Avenue, New York, New York, and will be available for inspection at the meeting itself.

        Whether you plan to be personally present at the Annual Meeting or not, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope or, if available to you, submit your proxy by telephone or over the Internet. If you later desire to revoke your proxy, you may do so at any time before it is exercised, in the manner described in the enclosed Proxy Statement.

                      By Order of the Board of Directors

                      Martin E. Schloss
                       Vice President, General Counsel and Secretary

Dated: May 22, 2003

SCIENTIFIC GAMES CORPORATION
750 Lexington Avenue, 25th Floor
New York, New York 10022

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Scientific Games Corporation, a Delaware corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on Monday, June 23, 2003, at 10:00 a.m. at the Metropolitan Club, 1 East 60th Street, New York, New York, and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the Notice of Annual Meeting of Stockholders. It is expected that this Proxy Statement and enclosed form of proxy will be mailed to stockholders commencing on or about May 23, 2003. The Annual Report of the Company for the fiscal year ended December 31, 2002 is also being mailed to the Company's stockholders with this Proxy Statement.

Stockholders Entitled to Vote

        All holders of the Company's Class A Common Stock, $.01 par value per share (the "Common Stock"), and the Company's Series A Convertible Preferred Stock, $1.00 par value per share (the "Preferred Stock"), at the close of business on May 16, 2003, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on May 16, 2003, a total of 59,651,411 shares of Common Stock and a total of 1,266,945 shares of Preferred Stock were outstanding. All stockholders, voting as a single class, will be able to vote for the election of five directors, the ratification of the appointment of the independent accountants and the adoption of the 2003 Incentive Compensation Plan. With respect to these matters, each outstanding share of Common Stock is entitled to one vote and each outstanding share of Preferred Stock, participating on an "as-converted" basis, is entitled to 100/5.10 or approximately 20 votes. In addition, the holders of the Preferred Stock, voting as a separate class, are entitled to elect four directors (the "Preferred Directors"). With respect to the election of the Preferred Directors, each outstanding share of Preferred Stock is entitled to one vote.

Board's Recommendations

        Unless you give other instructions on your proxy card, the persons named as proxy holders on your proxy card will vote in accordance with the recommendations of the Board. The Board's recommendations are set forth with the description of each item in the proxy statement. In summary, the Board recommends a vote:

  •
  FOR election of the nominated directors (Proposal 1);

  •
  FOR ratification of the appointment of the independent accountants (Proposal 2); and

  •
  FOR approval of the 2003 Incentive Compensation Plan (Proposal 3)

        With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Voting Procedures

        If you are the record holder of your shares, you can vote in person at the Annual Meeting or by proxy in one of the following three ways:

  1.
  Mail: To vote by mail, sign, date and return your proxy card in the enclosed postage-paid envelope.

  2.
  Telephone: To vote by telephone, call 1-800-proxies. You will need to provide the control number printed on your proxy card and follow the instructions on your card and the voice prompts.

  3.
  Internet: To vote over the Internet, access the website "www.voteproxy.com". You will need to provide the control number printed on your proxy card and follow the instructions on your card and the website.

        If you vote by telephone or over the Internet, do not return your proxy card.

        If you are not the record holder of your shares (i.e., they are held in the name of a broker or nominee), you will receive instructions from the record holder that you must follow in order for your shares to be voted. If you wish to vote your shares in person at the Annual Meeting, you must first obtain a proxy issued in your name from the record holder.

Changing Your Vote

        A proxy may be revoked at any time prior to its being voted by delivering written notice to the Secretary of the Company, by delivering a properly executed later-dated proxy (including by telephone or over the Internet), or by voting in person at the Annual Meeting.

Required Vote

        The presence, in person or by proxy, of the stockholders of a majority of the shares of Common Stock and Preferred Stock (on an "as-converted" basis) outstanding and entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. With respect to the election of the Preferred Directors, as to which only holders of shares of Preferred Stock are entitled to vote, the presence of a majority of the shares of Preferred Stock constitutes a quorum. Abstentions and broker "non-votes" are included in determining whether a quorum is present. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

        Election of Directors.    Assuming a quorum is present, the five directors other than the Preferred Directors will be elected by a plurality of the votes of the holders of the Common Stock and the Preferred Stock cast in person or by proxy at the Annual Meeting, and the four Preferred Directors will be elected by the votes of the holders of the Preferred Stock, voting as a separate class, at the Annual Meeting. Abstentions and broker "non-votes" are not counted for purposes of the election of directors.

        Other Matters.    Approval of any matter other than the election of directors requires the affirmative vote of a majority of the votes of the holders of the Common Stock and Preferred Stock entitled to be cast in person or by proxy at the Annual Meeting. With respect to the ratification of the appointment of the independent accountants and the adoption of the 2003 Incentive Compensation Plan, abstentions are considered to be shares present and entitled to be cast and will have the effect of a negative vote on the matter, and broker "non-votes" are not counted as shares eligible to vote and will have no effect on the outcome of the matter.

Security Ownership

        The following table sets forth certain information as of April 30, 2003 as to the security ownership of those persons known to us to be the beneficial owners of more than five percent of the outstanding shares of our Class A Common Stock and the outstanding shares of our Series A Convertible Preferred Stock, each of our directors, each of the executive officers named in the Summary Compensation Table, and all of our directors and executive officers as a group. Except as otherwise indicated, the stockholders listed in the table below have sole voting and investment power with respect to the shares indicated.

	Shares of Common Stock (1)			Shares of Preferred Stock (16)
Name	Number (1)		Percent (1)	Number (1)		Percent (1)
Cirmatica Gaming, S.A. (subsidiary of Lottomatica S.p.A.) Rambla de Catalunya 16, 4E2a Barcelona, Spain 08007	23,910,572	(2)	28.99%	1,165,018		91.95%
Oaktree Capital Management, LLC 333 South Grand Avenue Los Angeles, CA 90071	3,900,000	(3)	6.54%	-0-		-0-
Appaloosa Arbitrage Fund Ltd. Via Cantonale 19 Lugano, Switzerland 6900	1,370,450	(4)	2.25%	69,893		5.52%
A. Lorne Weil c/o Scientific Games Corporation, 750 Lexington Avenue, 25th Floor New York, New York 10022	3,786,824	(5)	6.20%	-0-		-0-
Larry J. Lawrence	2,574,897	(6)	4.30%	-0-		-0-
Peter A. Cohen	1,504,916	(7)	2.49%	32,034	(17)	2.53%
Alan J. Zakon	1,132,362	(8)	1.89%	-0-		-0-
Antonio Belloni	4,132		*	-0-		-0-
Rosario Bifulco	4,132		*	-0-		-0-
Michael S. Immordino	42,239	(9)	*	-0-		-0-
Colin J. O'Brien	52,239	(9)	*	-0-		-0-
Eric M. Turner	4,132		*	-0-		-0-
Sir Brian G. Wolfson	202,360	(10)	*	-0-		-0-
Martin E. Schloss	391,451	(11)	*	-0-		-0-
William J. Huntley	388,982	(12)	*	-0-		-0-
Cliff O. Bickell	91,250	(13)	*	-0-		-0-
Richard M. Weil	235,949	(14)	*	-0-		-0-
All directors and executive officers as a group (consisting of 18 persons) (5)(6)(7)(8)(9)(10)(11)(12)(13)(14)	11,146,508	(15)	17.39%	32,034	(17)	2.53%

*
Represents less than 1% of the outstanding shares of Common Stock.

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. A person who has the right to acquire securities within 60 days of April 30, 2003 through the exercise or conversion of an option, warrant or other security, including the Series A Convertible Preferred Stock, is deemed to be the beneficial owner of the securities which may be acquired. Such securities are deemed to be outstanding for the purpose of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person. The number of shares reported as issuable upon conversion of the Series A Preferred Stock was determined in accordance with the Certificate of Designations governing the Preferred Stock by dividing (a) $100 (the "liquidation preference" for each share) by (b) $5.10 (the "conversion price"). The "conversion price" is subject to upward adjustment to $5.56 and downward adjustment to $4.63, based on the performance of the Common Stock on the 30 trading days preceding the date of conversion.

(2)
Includes (a) 6,769 shares and (b) 22,843,490 shares issuable upon conversion of Preferred Stock held by Cirmatica Gaming, S.A. ("Cirmatica"), representing 27.70% of the outstanding Common Stock. Also includes 1,060,313 shares (900,313 of which were issued upon conversion of Preferred Stock) held by The Oak Fund, which are subject to a voting agreement dated September 6, 2000 with Cirmatica. Under such agreement, The Oak Fund has agreed to vote its shares in favor of electing the persons designated to serve on the Board of Directors pursuant to the Certificate of Designations and a Stockholders' Agreement with the Company; however, since only holders of the Preferred Stock are entitled to vote for the election of Messrs. Belloni, Bifulco, Cohen and Immordino (the holders' director designees), Cirmatica does not have voting authority with respect to any matters that may be voted upon by The Oak Fund at the Annual Meeting. Cirmatica is a wholly owned subsidiary of Lottomatica S.p.A., a publicly held Italian company, and De Agostini S.p.A., a privately held Italian company, is the majority stockholder of Lottomatica. Amendment No. 4 to the Schedule 13D jointly filed with the SEC by Cirmatica, Lottomatica, and De Agostini, among others, on February 5, 2002 sets forth information as of such date with respect to the board of directors and executive officers of such entities.

(3)
Based on a Schedule 13G filed with the SEC on May 20, 2002 by Oaktree Capital Management, LLC, a California limited liability company, in its capacities as the general partner of OCM Opportunities Fund, L.P., a Delaware limited partnership, and as investment manager of a third-party account. Amendment No. 6 to the Schedule 13D jointly filed with the SEC by Oaktree and the OCM Opportunities Fund on January 29, 2002 sets forth information as of such date with respect to the members and executive officers of such entities. Bruce A. Karsh and David Richard Masson, principals of Oaktree and portfolio managers of the Fund, share voting authority over the shares.

(4)
Consists of 1,370,450 shares issuable upon conversion of Preferred Stock.

(5)
Includes 1,485,000 shares issuable upon exercise of stock options. Also includes 214,505 shares held for Mr. Weil's deferred compensation account by a grantor trust established in connection with the Company's deferred compensation plan. Excludes 297,076 shares held by The Lorne Weil 1989 Trust, John Novogrod, Trustee, as to which Mr. Weil disclaims beneficial ownership.

(6)
Includes 175,000 shares issuable upon exercise of a stock option.

(7)
Includes 25,000 shares issuable upon exercise of a stock option held by Mr. Cohen. Also includes (a) 1,050,217 shares held by Ramius Securities, LLC (which holdings consist of (i) 172,100 shares, (ii) 628,117 shares issuable upon conversion of Preferred Stock and (iii) 250,000 shares issuable upon exercise of a warrant) and (b) 298,960 shares held by third party accounts managed by Ramius Securities, LLC (11,400 of which shares are held for the accounts of members of Mr. Cohen's immediate family). Mr. Cohen is one of three managing members of C4S & Co., LLC, the sole managing member of Ramius Capital Group, LLC, which is the parent company of Ramius Securities, LLC. Accordingly, Mr. Cohen may be deemed to beneficially own all of the securities held by Ramius Securities, LLC and the third party accounts. Mr. Cohen disclaims beneficial ownership of such securities.

(8)
Includes 170,000 shares issuable upon exercise of stock options.

(9)
Includes 25,000 shares issuable upon exercise of stock options.

(10)
Includes 120,000 shares issuable upon exercise of stock options.

(11)
Includes 334,750 shares issuable upon exercise of stock options.

(12)
Includes 339,250 shares issuable upon exercise of stock options.

(13)
Includes 81,250 shares issuable upon exercise of stock options.

(14)
Includes 226,000 shares issuable upon exercise of stock options.

(15)
Includes (a) 3,570,500 shares issuable upon exercise of stock options, (b) 250,000 shares issuable upon exercise of warrants and (c) 628,117 shares issuable upon conversion of Preferred Stock.

(16)
The holders of the Preferred Stock are entitled to vote along with the holders of the Common Stock, on an "as-converted" basis, on all matters on which the holders of the Common Stock are entitled to vote; and the holders of the Preferred Stock, voting separately as a class, are entitled to elect four directors (or a lesser number in the event that their ownership level declines). In the event some or all of the shares of Preferred Stock are converted into Common Stock, such holders may have the right to designate up to four persons to serve as directors under a Stockholders' Agreement with the holders dated September 6, 2000.

(17)
Solely for purposes of disclosure in this table with respect to ownership by directors, consists of 32,034 shares of Preferred Stock held by Ramius Securities, LLC. Mr. Cohen disclaims beneficial ownership of these securities.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Election

        The Board of Directors has nominated for election to the Board the nine persons named below to serve for a one-year term and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. The holders of the Common Stock and Preferred Stock, voting together as a single class, are entitled to elect directors other than Messrs. Antonio Belloni, Rosario Bifulco, Peter A. Cohen and Michael S. Immordino (the "Preferred Directors"), who have been designated for election to the Board by the holders of the Preferred Stock. Only the holders of the Preferred Stock, voting as a separate class, are entitled to elect the Preferred Directors. Each nominee is presently a director of the Company, and one of the Company's current directors, Larry J. Lawrence, will not be standing for re-election at the Annual Meeting.

        The Board recommends that the stockholders elect the nominees named below as directors of the Company for the ensuing year, and the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of the nominees for director named below unless otherwise indicated on those proxies. Cumulative voting is not permitted. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the meeting for reasons not now known to the Company, the proxies named in the enclosed proxy may vote for a substitute nominee at their discretion. Proxies will not be voted for a greater number of persons than the nominees named.

        The name, age, business experience and certain other information regarding each of the nine nominees for director are set forth below.

Name	Age	Position with the Company	Director Since
A. Lorne Weil	57	Chairman of the Board, President and Chief Executive Officer (1)(4)	1989
Colin J. O'Brien	64	Director (2)(3)	2000
Eric M. Turner	47	Director (2)	2002
Sir Brian G. Wolfson	67	Director (2)	1988
Alan J. Zakon	67	Director (1)(3)(4)	1993
Antonio Belloni	53	Director (4)	2002
Rosario Bifulco	48	Director (2)(3)	2002
Peter A. Cohen	56	Vice Chairman of the Board (1)	2000
Michael S. Immordino	42	Director	2000

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating Committee

        Mr. A. Lorne Weil has been a director of the Company since December 1989, Chairman of the Company's Board of Directors since October 1991, Chief Executive Officer of the Company since April 1992 and President of the Company since August 1997. Mr. Weil held various senior management positions with the Company and its subsidiaries from October 1990 to April 1992 and was a director and consultant to Autotote Systems, Incorporated from 1982 until it was acquired by the Company in 1989. Mr. Weil was President of Lorne Weil, Inc., a firm providing strategic planning and corporate development services to high technology industries, from 1979 to November 1992. Mr. Weil's brother, Richard M. Weil, serves as Vice President of International Business Development for the Company.

        Mr. Colin J. O'Brien has been a director of the Company since September 2000. Mr. O'Brien was employed in various positions with Xerox Corporation from February 1992 until his retirement in January 2001, including Vice President, President of the Document Production Systems Division, Chief Executive Officer of Xerox's New Enterprise Board and Executive Chairman of XESystems, Inc., a subsidiary of Xerox. In 1986, Mr. O'Brien formed an investment company with E.M. Warburg Pincus & Co. Inc., making a number of acquisitions in defense electronics. Prior to that time, Mr. O'Brien served as Chief Executive of Times Fiber Communications, Inc. and President of General Instrument's cable television operations. He has held management positions with Union Carbide in both Canada and Europe. Mr. O'Brien is currently a director of Document Sciences Corporation and several privately held companies.

        Mr. Eric M. Turner has been a director of the Company since July 2002. Mr. Turner has served as a Senior Vice President of State Street Corporation since 1996 and currently serves as Senior Vice President, Wealth Manager Services, of State Street. From 1992 to 1995, Mr. Turner served as the executive director of the Massachusetts State Lottery Commission. During his time at the commission, Mr. Turner was elected to positions of Treasurer and Secretary of the North American Association of State and Provincial Lotteries, a professional association of 46 North American lotteries. Prior to his tenure at the Massachusetts State Lottery Commission, Mr. Turner served as Deputy Treasurer of the Office of the State Treasurer of Massachusetts.

        Sir Brian G. Wolfson has been a director of the Company since 1988. Sir Brian served as Vice Chairman of the Company's Board of Directors from May 1995 to August 1997 and as Acting President and Chief Executive Officer of the Company from June 1991 to October 1991. Sir Brian served as Chairman of Wembley plc, a United Kingdom corporation, from 1987 to May 1995, and as its Deputy Chairman from May 1995 to September 1995. Sir Brian is currently Chairman of the Board of Kepner- Tregoe Inc. and a director of Playboy Enterprises, Inc.

        Mr. Alan J. Zakon has been a director of the Company since 1993 and Chairman of the Executive Committee of the Company's Board of Directors since August 1997. Mr. Zakon served as Vice Chairman of the Company's Board of Directors from May 1995 to August 1997. Mr. Zakon served as a managing director of Bankers Trust Company from 1989 to April 1995, and as Chairman of the Strategic Policy Committee of Bankers Trust from 1989 to 1990. Mr. Zakon served as Chairman of the Board of The Boston Consulting Group from 1986 until 1989. Mr. Zakon is currently a director of MicroFinancial Inc., InfraReDx and Arkansas Best Corporation.

Preferred Directors

        Mr. Antonio Belloni has been a director of the Company since June 2002. Mr. Belloni has served as Chairman and President of Lottomatica S.p.A., a publicly held Italian company that manages the Italian national lottery, since March 2003, and has served as Managing Director of De Agostini S.p.A., which is a privately held publishing company and the majority stockholder of Lottomatica S.p.A., since May 2000. Mr. Belloni has also served in various positions with De Agostini S.p.A.'s subsidiaries since March 1998. From May 1990 to February 1998, Mr. Belloni was the Chief Executive Officer of Camfin S.p.A., a holding company which controls, among others, the Pirelli Group. From September 1984 to April 1990, he was Chief Executive Officer of Andrea Merzario S.p.A., a leading integrated logistics services provider.

        Mr. Rosario Bifulco has been a director of the Company sine June 2002. Mr. Bifulco has served as CEO-Managing Director of Lottomatica S.p.A. since March 2002. From December 1993 to March 2002, Mr. Bifulco was Vice President and Managing Director of Techint S.p.A., a leading engineering and construction company, and from January 1994 to April 2002 he served as Managing Director of Techosp S.p.A., a start up company controlled by Techint Group. Since April 2002, Mr. Bifulco has also served as

Vice President of Techosp S.p.A. From December 1999 to March 2002, he was the Managing Director of Techint Finanziaria, the European holding company of Techint Group. From November 1988 to November 1993, Mr. Bifulco served as Division General Manager of Gilardini S.p.A., the industrial and automotive components division of FIAT Group.

        Mr. Peter A. Cohen has been a director of the Company since September 2000 and Vice Chairman of the Company's Board of Directors since February 2003. Mr. Cohen is a founding partner and principal of Ramius Capital Group, LLC, a private investment management firm formed in 1994. From November 1992 to May 1994, Mr. Cohen was Vice Chairman and a director of Republic New York Corporation, as well as a member of its executive management committee. Mr. Cohen was also Chairman of Republic's subsidiary, Republic New York Securities Corporation. Mr. Cohen was Chairman of the Board and Chief Executive Officer of Shearson Lehman Brothers from 1983 to 1990. Mr. Cohen has served on a number of corporate, industry and philanthropic boards, including The New York Stock Exchange, The American Express Company, The Federal Reserve Capital Market Advisory Board, The Depository Trust Company, Olivetti S.p.A., Ohio State University Foundation, The New York City Opera and Telecom Italia S.p.A. Mr. Cohen is currently a director of Kroll, Inc., Portfolio Recovery Associates, Presidential Life Corporation and Titan Corporation.

        Mr. Michael S. Immordino has been a director of the Company since September 2000. Mr. Immordino is a partner of the worldwide law firm of Latham & Watkins, based in its London office. Prior to joining Latham & Watkins, Mr. Immordino was a partner in the law firm of Rogers & Wells.

        The Preferred Directors were designated for election to the Board of Directors by the holders of the Preferred Stock pursuant to their rights under the Certificate of Designations governing the Preferred Stock, which was filed with the Secretary of State of the State of Delaware on September 6, 2000, and a Stockholders' Agreement between the Company and the holders dated September 6, 2000. The Certificate of Designations and the Stockholders' Agreement provide such holders with the right to designate and elect four members of the Board of Directors (or a lesser number in the event that their ownership level declines), and to have at least one of such directors serve on all committees of the Board. As indicated in the "security ownership table" above, the majority of the Preferred Stock is held by Cirmatica Gaming, S.A., a wholly owned subsidiary of Lottomatica S.p.A., which is a publicly held Italian company. The holders of the Preferred Stock have agreed to vote their shares in favor of the election of all nine of the nominees as directors of the Company at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NINE NOMINEES.

Meetings of the Board of Directors and Committees

        The Board of Directors currently consists of A. Lorne Weil (Chairman), Larry J. Lawrence, Colin J. O'Brien, Eric M. Turner, Sir Brian G. Wolfson, Alan J. Zakon, Antonio Belloni, Rosario Bifulco, Peter A. Cohen and Michael S. Immordino. The Board held a total of four meetings during fiscal 2002. All incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held while they were directors) and (ii) the total number of meetings held by all Committees of the Board on which they served (during the periods that they served) except for Mr. Belloni, who attended two of three applicable meetings, and Mr. Bifulco, who attended two of six applicable meetings.

        The Board of Directors has four Committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating Committee. The holders of the Preferred Stock have the right to have one of their director designees serve on each Committee of the Board.

        The Audit Committee of the Board currently consists of Colin J. O'Brien (Chairman), Rosario Bifulco, Eric M. Turner and Sir Brian G. Wolfson. All members are "independent" under the listing standards of the National Association of Securities Dealers ("NASD"), except for Mr. Bifulco, who is employed by Lottomatica S.p.A., the Company's largest stockholder. Mr. Bifulco was appointed to the Audit Committee in accordance with NASD Rule 4350(d)(2)(B) upon the determination by the Board that his membership is in the best interests of the Company and its stockholders due to his experience in corporate finance. The Audit Committee hires the Company's independent accountants and is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, the Company's internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit, and the qualifications and independence of the auditors. The Audit Committee also oversees the Company's compliance program. The report of the Audit Committee is set forth later in this Proxy Statement. The Audit Committee held four meetings during fiscal 2002.

        The Compensation Committee of the Board currently consists of Alan J. Zakon (Chairman), Rosario Bifulco and Colin J. O'Brien. The Compensation Committee administers the Company's incentive compensation and stock option plans, and in doing so determines the eligibility of employees to participate in such plans and approves stock option and incentive compensation awards under the plans. The Committee approves the compensation of executives of the Company and makes recommendations to the Board with regard to the adoption of new employee benefit plans and new executive compensation plans. The report of the Compensation Committee is set forth later in this Proxy Statement. The Compensation Committee held four meetings during fiscal 2002.

        The Executive Committee of the Board currently consists of Alan J. Zakon (Chairman), Peter A. Cohen and A. Lorne Weil. The Executive Committee is authorized to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company between regular meetings of the Board, subject to Delaware law. The Executive Committee held five meetings during fiscal 2002.

        The Nominating Committee currently consists of A. Lorne Weil (Chairman), Antonio Belloni and Alan J. Zakon. No member of the Board or candidate for the Board may be proposed, nominated or elected (except pursuant to the Certificate of Designations governing the Preferred Stock or the Stockholders' Agreement) unless first approved by a majority vote of the Nominating Committee and thereafter approved by a majority vote of the Board. Any stockholder wishing to propose a nominee should submit a recommendation in writing to the Company's Secretary at least 120 days before the mailing date for proxy material applicable to the annual meeting for which such nomination is proposed for submission, indicating the nominee's qualifications and other relevant biographical information and providing confirmation of the nominee's consent to serve as a director. The Nominating Committee held one meeting during fiscal 2002.

Directors' Compensation

        In February 2003, the Board of Directors approved the following compensation arrangement for directors who are not employees of the Company:

  (1)
  Cash Retainers:
  (a)
  an annual retainer of $30,000;
  (b)
  an additional annual retainer of $15,000 for members of the Executive Committee;
  (c)
  an additional annual retainer of $25,000 for Committee Chairmen; and
  (d)
  an additional annual retainer of $75,000 for the Vice Chairman.

  (2)
  Meeting Fees:
  (a)
  Board Meetings—a meeting fee of $2,000 for each Board meeting attended in person, and $500 if attended by telephone conference call; and
  (b)
  Committee Meetings—a meeting fee of $1,000 for each Committee meeting attended in person that is held on a day other than one on which a Board meeting is held, and $500 if held on the same day as a Board meeting or if attended by telephone conference call.

  (3)
  Stock Awards:
  (a)
  Restricted Stock—an annual grant of restricted stock at the beginning of each fiscal year for directors who attended 75% of the total number of meetings held by the Board and Committees on which they served in the prior year. The number of shares subject to these awards will be equal to the lesser of (x) 10,000 shares and (y) that number of shares having a value of $30,000 on the date of grant.
  (b)
  Stock Option—upon becoming a director, and on the fifth anniversary of the director's election to the Board, a stock option to purchase 50,000 shares at a price equal to the fair market value of the Company's Common Stock on the date of grant.

        In the case of the annual award of restricted shares to directors as set forth above, directors will have the right to receive, in lieu of such shares, options having an equivalent value based on the Black-Scholes option valuation model. Similarly, in the case of the award of stock options upon joining the Board and at the end of each five years thereafter, each director will have the right to choose, in lieu of such options, restricted shares having an equivalent value based on the Black-Scholes option valuation model.

        The restrictions on awards of restricted stock granted to directors lapse in three equal installments, one-third of the total on each of the first, second and third anniversaries of the date of grant, or in full if the director ceases to serve as a director due to death, disability, retirement at or after the age of 65, the failure to be renominated or reelected, or in the event of a change in control. The options granted to directors become exercisable in four equal installments, one-quarter of the total on each of the first, second, third and fourth anniversaries of the date of grant, and expire not later than the tenth anniversary of the date of grant.

        Directors who serve on the Company's Compliance Committee also receive fees for attending meetings thereof at the rates described above for attending meetings held by Committees of the Board.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows the compensation awarded or paid by us and our subsidiaries to our Chief Executive Officer and the four other highest paid executive officers in fiscal 2002 (collectively, the "Named Executive Officers") for services rendered for the fiscal year ended October 31, 2000, the two-month transition period ended December 31, 2000 (the "Stub Period"), and the fiscal years ended December 31, 2001 and 2002.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)		Restricted Stock Award ($)		Securities Underlying Options (#)	All Other Compensation(3) ($)
A. Lorne Weil President and Chief Executive Officer	2002 2001 Stub Period(7) 2000	$767,176 754,500 125,750 536,000	$767,176 754,500 125,750 736,000	(8)	$98,142 11,120 — —	(2) (5)	479,000 261,000 — 70,000	$20,200 18,700 18 17,008	(4) (6) (7) (9)
Martin E. Schloss Vice President, General Counsel and Secretary	2002 2001 Stub Period(7) 2000	$306,870 301,844 50,000 236,500	$153,436 139,583 — 193,800	(8)	$12,911 1,462 — —	(2) (5)	24,000 46,000 — 16,000	$10,828 9,310 18 8,608	(4) (6) (7) (9)
William J. Huntley President, Systems Division of Scientific Games, International, Inc.	2002 2001 Stub Period(7) 2000	$300,000 275,000 45,833 213,000	$150,000 136,585 — 106,300		$4,967 563 — —	(2) (5)	23,000 96,000 — 164,000	$62,802 5,993 60,053 8,608	(4) (6) (7) (9)
Cliff O. Bickell (10) President, Printed Products Division of Scientific Games International, Inc	2002 2001 Stub Period(7) 2000	$287,500 275,000 45,833 40,690(10)	$143,751 64,240 — —		— — — —		23,000 42,000 — 150,000	$6,276 5,993 620 620	(4) (6) (7) (9)
Richard M. Weil Vice President of International Business Development	2002 2001 Stub Period(7) 2000	$260,000 225,000 33,333 200,000	$130,000 111,375 — 100,000		$14,792 1,677 — —	(2) (5)	20,000 89,000 — 64,000	$10,704 9,106 18 8,608	(4) (6) (7) (9)

(1)
See "Report of the Compensation Committee," which describes performance-based bonuses awarded to the Named Executive Officers under the Company's management incentive compensation program. Amounts indicated represent bonuses earned with respect to the fiscal year, which were paid or deferred (under the Company's deferred compensation plan) in the following year.

(2)
The amounts reported as restricted stock awards for fiscal 2002 were calculated by multiplying the number of units of Performance Accelerated Restricted Stock ("PARS") granted on May 24, 2002 to the Named Executive Officer by $8.25, the closing price of the Company's Common Stock on the grant date. Such units of PARS were granted to these individuals in exchange for their consenting to extend the scheduled vesting date with respect to all units of PARS previously granted to them until May 2005. As of December 31, 2002, Mr. L. Weil held a total of 130,851 units of PARS, having a value of $949,978; Mr. Schloss held 17,219 units of PARS, having a value of $125,010; Mr. Huntley held 6,623 units of PARS, having a value of $48,083; and Mr. R. Weil held 19,726 units of PARS, having a value of $143,211. The value of their total PARS or restricted stock holdings was calculated by multiplying the number of units held on December 31, 2002 by $7.26, the closing price of the Company's Common Stock on that date.

(3)
In accordance with SEC rules, amounts related to personal benefits, including automobile allowances, have been omitted, since such amounts did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer.

(4)
The amounts indicated as All Other Compensation for fiscal 2002 consist of the following:
(i)
Employer contributions to the Company's defined contribution retirement plan: Mr. L. Weil, $10,000; Mr. Schloss, $10,000; Mr. Huntley, $5,500; Mr. Bickell, $5,500; and Mr. R. Weil, $10,000.
(ii)
Insurance premiums paid for individual life insurance coverage: Mr. L. Weil, $8,400.
(iii)
Insurance premiums paid for group term life insurance coverage: Mr. L. Weil, $1,800; Mr. Schloss, $828; Mr. Huntley, $810; Mr. Bickell, $776; and Mr. R. Weil, $704.

  (iv)
  Relocation amounts: Mr. Huntley, $56,492, consisting of payments of $31,786 and tax reimbursement of $24,706.

(5)
The amounts reported as restricted stock awards for fiscal 2001 were calculated by multiplying the number of units of PARS granted to the Named Executive Officer on May 25, 2001 by $4.30, the closing price of the Company's Common Stock on the grant date. Such units of PARS were granted to these individuals in exchange for their consenting to extend the scheduled vesting date with respect to 20% of the PARS granted to them in May 1995 from May 2001 until May 2003.

(6)
The amounts indicated as All Other Compensation for fiscal 2001 consist of the following:
(i)
Employer contributions to the Company's defined contribution retirement plan: Mr. L. Weil, $8,500; Mr. Schloss, $8,500; Mr. Huntley, $5,250; Mr. Bickell, $5,250; and Mr. R. Weil, $8,500.
(ii)
Insurance premiums paid for individual life insurance coverage: Mr. L. Weil, $8,400.
(iii)
Insurance premiums paid for group term life insurance coverage: Mr. L. Weil, $1,800; Mr. Schloss, $810; Mr. Huntley, $743; Mr. Bickell, $743; and Mr. R. Weil, $606.

(7)
The amounts reported for the "Stub Period" are for the two-month transition period beginning November 1, 2000 and ended December 31, 2000. The amounts indicated as All Other Compensation for this period consist of the following:
(i)
Insurance premiums paid for group term life insurance coverage: Mr. L. Weil, $18; Mr. Schloss, $18; Mr. Huntley, $18; Mr. Bickell, $620; and Mr. R. Weil, $18.
(ii)
Relocation amounts: Mr. Huntley, $60,035, consisting of payments of $32,502 and tax reimbursement of $27,533.

(8)
Bonuses for fiscal 2000 include special bonuses in the following amounts which were awarded for extraordinary contributions in connection with the acquisition of Scientific Games Holdings Corp. and the related debt and equity financing transactions: Mr. L. Weil, $200,000; and Mr. Schloss, $75,000.

(9)
The amounts indicated as All Other Compensation for fiscal 2000 consist of the following:
(i)
Employer contributions to the Company's defined contribution retirement plan: Mr. L. Weil, $8,500; Mr. Schloss, $8,500; Mr. Huntley, $8,500; and Mr. R. Weil, $8,500.
(ii)
Insurance premiums paid for individual life insurance coverage: Mr. L. Weil, $8,400.
(iii)
Insurance premiums paid for group term life insurance coverage: Mr. L. Weil, $108; Mr. Schloss, $108; Mr. Huntley, $108; Mr. Bickell, $620; and Mr. R. Weil, $108.

(10)
Mr. Bickell became an employee as of September 6, 2000 as a result of the Company's acquisition of Scientific Games Holdings Corp. Compensation paid prior to that date to Mr. Bickell by Scientific Games Holdings Corp. or its subsidiaries are not included in this schedule.

Option Grants in Fiscal 2002

        The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2002.

Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(3)
		% of Total Options Granted to Employees In Fiscal Year
	Number of Securities Underlying Options Granted(1)
Name			Exercise Price(2) ($/Share)	Expiration Date	5% ($)	10% ($)
A. Lorne Weil	360,000	20.96%	$6.62	10-23-07	$658,434	$1,454,967
A. Lorne Weil	119,000	6.93%	6.16	12-11-12	461,005	1,168,277
Martin E. Schloss	24,000	1.40%	6.16	12-11-12	92,976	235,619
William J. Huntley	23,000	1.34%	6.16	12-11-12	89,102	225,801
Cliff O. Bickell	23,000	1.34%	6.16	12-11-12	89,102	225,801
Richard M. Weil	20,000	1.16%	6.16	12-11-12	77,480	196,349

(1)
These options become exercisable in four equal installments, one-quarter of the total on each of the first, second, third and fourth anniversaries of the date of grant, or in full upon a change in control of the Company. In the event a holder's employment is terminated under certain circumstances, his option may become fully vested and exercisable pursuant to his agreement with the Company (see "Employment Agreements").

(2)
These options entitle the holder to purchase shares of the Company's Common Stock at a price equal to the fair market value of the stock on the date of grant.

(3)
The dollar amounts under these columns are based upon calculations using assumed rates of appreciation set by the SEC and are not intended to forecast possible future appreciation of the Company's stock price.

Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

        The following table sets forth information for the Named Executive Officers with respect to the exercise of stock options during the fiscal year ended December 31, 2002 and the year-end value of unexercised options.

			Number of Securities Underlying Unexercised Options at Dec. 31, 2002 #		Value of Unexercised In-the-Money Options at Dec. 31, 2002(1) ($)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
A. Lorne Weil	1,125,000	$5,798,250	1,381,250	1,137,750	$6,482,800	$2,948,350
Martin E. Schloss	40,000	140,000	320,500	70,500	1,611,368	168,853
William J. Huntley	30,000	47,100	326,250	180,750	1,487,538	443,515
Cliff O. Bickell	-0-	-0-	85,500	129,500	307,543	383,928
Richard M. Weil	50,000	232,375	203,500	120,500	862,335	246,655

(1)
Amounts are based on the difference between the closing price of the Company's Common Stock on December 31, 2002 ($7.26) and the exercise price.

Supplemental Executive Retirement Plan

        The Company adopted a Supplemental Executive Retirement Plan, or "SERP," as of September 2000, in order to provide supplemental retirement benefits for senior executives of the Company. The SERP provides for retirement benefits according to a formula based on each participant's years of service with the Company and average rate of compensation.

        Payments under the SERP will commence upon a participant's termination of employment with the Company after reaching the age of at least 55 and having at least 10 years of full-time employment with the Company. The annual retirement benefit will be an amount equal to 3% of the participant's average compensation for the three highest consecutive calendar years in the last ten years before termination of employment, multiplied by the participant's years of full-time employment with the Company up to a maximum of 15 years. Accordingly, the maximum annual payment under the SERP would be 45% of a participant's highest average annual compensation. A participant may receive a total of 15 annual payments in that amount, or may elect to receive the discounted present value of those 15 annual payments in equal installments over a period of 5 or 10 years or in a single lump sum. The date for payment of benefits may be accelerated in the event of a participant's death or total permanent disability, and certain additional provisions will apply in the event of a change of control of the Company. For example, a participant whose highest average annual compensation is $500,000 and who is credited with at least 15 years of full-time employment with the Company would receive 15 annual payments of $225,000 under the SERP. If their highest average compensation were equivalent to their fiscal 2002 compensation, the Named Executive Officers who are participants in the SERP would be expected to receive annual retirement benefits for 15 years in the following estimated amounts, assuming their retirement after at least 15 years of service with the Company: A. Lorne Weil, $690,000; Martin E. Schloss, $207,000; William J. Huntley, $203,000; and Richard M. Weil, $176,000. These amounts would be subject to an offset for Social Security benefits. Messrs. L. Weil, Schloss, Huntley and R. Weil have 12, 10, 29 and 8 years of credited service, respectively, under the SERP.

Deferred Compensation Plan

        During fiscal 1998, the Board adopted a non-qualified deferred compensation plan, and established a grantor trust to assist it in meeting its obligations under the plan. The deferred compensation plan, as amended, enables eligible employees to defer receipt of up to 50% of their base salary and up to 100% of the cash bonus that may be awarded under the Company's management incentive compensation program. The plan also enables the Company's non-employee directors to defer receipt of up to 100% of the fees and other cash compensation payable for director services. Accounts are maintained for each of the participants, who elect to have their accounts mirror the performance of investment options that the Company may offer from time to time. It is intended that amounts deferred under the plan will not be subject to any federal and, in most cases, state and local income taxes until participants receive payment from the plan. Unless participants elect to extend a deferral period, deferrals and related earnings will be paid as soon as practicable following the end of the deferral period. Accounts may be distributed prior to that date if a participant leaves the Company, dies or becomes disabled, if there is a change in control of the Company, if the Company terminates the plan or, under extremely limited circumstances, in the event of an "unforeseeable emergency". As of December 31, 2002, none of the Company's directors or executive officers, other than A. Lorne Weil and Martin E. Schloss, was a participant in the plan. Mr. Weil elected to defer his entire fiscal 1998 bonus, a portion of his fiscal 2000 bonus and his entire fiscal 2001 and fiscal 2002 bonuses into the plan, and Mr. Schloss elected to defer a portion of his fiscal 2002 salary into the plan.

Employment Agreements

        A. Lorne Weil.    Mr. Weil serves as Chairman of the Board and Chief Executive Officer pursuant to an amended and restated employment agreement dated as of November 1, 2000 and, under such agreement, is currently paid a base salary of approximately $791,000 (subject to increases on each January 1 to reflect increases in the Consumer Price Index for the Greater New York area). The terms of the agreement, which the parties have agreed to amend (as described in the following paragraph), include Mr. Weil's participation in the Company's SERP and the opportunity for him to earn annually up to 100% of his base salary as incentive compensation under the Company's management incentive compensation program. The agreement currently has a term of employment ending December 31, 2004, which extends automatically for an additional year on December 31, 2004 and on each succeeding December 31 thereafter unless either party serves written notice upon the other party six months prior to the date upon which such extension would become effective. In the event Mr. Weil's employment is terminated by the Company without "cause" (which includes the Company's election not to extend the term), or by Mr. Weil for "good reason" (which includes Mr. Weil's election not to extend the term due to the failure of the parties to agree to the terms of his continued employment), or by reason of "total disability" (as such terms are defined in the employment agreement), Mr. Weil will be entitled to receive the following: (a) cash severance in a lump sum equal to three times the sum of his then current base salary and the higher of the average annual incentive compensation paid for the prior three years and the amount payable upon achievement of maximum performance targets for the year of termination; (b) a lump sum cash payment equal to the cash value of all payments and benefits to which Mr. Weil would have been entitled under the SERP upon termination, or if he had 15 years of service with the Company, whichever is greater (the "SERP Payment"); (c) a pro rata annual incentive amount for the year of termination; (d) full vesting of stock options held at termination, and any options which were granted on or after November 1, 1997 (the effective date of his prior employment agreement) or, if previously granted, were not "in the money" on such effective date, will remain exercisable until the scheduled expiration date of such options; (e) full vesting and settlement of all deferred stock held at termination; (f) continued participation in certain employee benefit plans for a period of three years after termination other than due to "total disability," in which case the period shall be until age 65, and if such plans do not allow continuation, receive payment in lieu of such benefits; and (g) a payment to Mr. Weil to fund any excise tax that may be imposed under Section 4999 of the Internal Revenue Code by reason of a change in control, as well as an amount to fund any income taxes payable with respect to such payment by the Company. If Mr. Weil's employment terminates due to retirement or death, Mr. Weil will be entitled to receive the following: (a) the SERP Payment; (b) a pro rata annual incentive amount for the year of termination; (c) full vesting of stock options held at termination, and any options which were granted on or after November 1, 1997 (the effective date of his prior employment agreement) will be exercisable until the earlier of three years and the scheduled expiration date of such options; and (d) full vesting and settlement of all deferred stock held at termination.

        In February 2003, Mr. Weil and the Company agreed to the terms of an amendment to his employment agreement which will, among other things, extend the term of his employment by three years from December 31, 2004 to December 31, 2007, increase his annual bonus potential to $1 million beginning in 2003 and increase his annual base salary to $1 million beginning in 2005. If Mr. Weil's employment is terminated without "cause", for "good reason", or by reason of "total disability", his cash severance payment would be equal to three times a "severance base amount" of $1,750,000, which would be adjusted for inflation each January 1 beginning January 1, 2004 based on the increase, if any, in the Consumer Price Index over the prior twelve months. In connection with this amendment, the Board approved a grant to Mr. Weil of performance accelerated stock options covering 1 million shares.

        Martin E. Schloss.    By letter dated January 11, 2001, the Company entered into an agreement with Mr. Schloss, the Company's Vice President, General Counsel and Secretary, pursuant to which his annual base salary was increased to $300,000 (subject to annual increases in accordance with the Consumer Price Index for New York, New York). The terms include participation in the SERP and a term of employment ending August 31, 2003. If Mr. Schloss's employment is terminated without cause within two years of a "change in control" (as defined in the Change in Control Agreement discussed below), he will be entitled to receive, in lieu of any payment under said agreement, a cash payment in an amount equal to three times the sum of his annual base salary on the date of termination and the higher of the average incentive compensation paid to him for the three prior years, and the amount payable to him upon achievement of the target level of performance for the year of termination.

        Richard M. Weil.    By letter dated January 9, 2003, the Company entered into an agreement with Richard M. Weil, the Company's Vice President of International Business Development, which provides for an annual base salary of $273,000 (subject to annual increases in accordance with the Consumer Price Index for New York, New York). The terms include participation in the SERP and a term of employment ending December 31, 2004. If Mr. Weil's employment is terminated without cause within two years of a "change in control" (as defined in the Change in Control Agreement discussed below), he will be entitled to receive, in lieu of any payment under said agreement, a cash payment in an amount equal to three times the sum of his annual base salary on the date of termination and the higher of the average incentive compensation paid to him for the three prior years, and the amount payable to him upon achievement of the target level of performance for the year of termination.

        SGI Division Presidents—William J. Huntley and Cliff O. Bickell.    The Company's subsidiary, Scientific Games International, Inc., entered into an Employment and Severance Benefits Agreement as of September 6, 2000 with each of Messrs. Huntley and Bickell, pursuant to which they serve as Systems Division President and Printed Products Division President, respectively, of Scientific Games International and its subsidiaries. Such agreements, each of which had a term of employment ending September 5, 2003, were amended on December 18, 2002 to provide for an automatic one year extension on September 5, 2003 and on each succeeding September 5 thereafter. Messrs. Huntley and Bickell each currently receive a base salary of $300,000 (subject to annual increases in the percentage generally provided to the Company's executive officers). The agreements provide each executive with a transportation allowance of $16,000 and the opportunity to receive an annual cash bonus and an annual grant of stock options in amounts commensurate with, and based on substantially the same criteria as, those awarded to executive officers of the Company. If the employment of either executive is terminated without cause or in the event of a constructive termination, such executive will be entitled to receive the following: (a) a sum each month for a period of one year after termination equal to one-twelfth of the highest annual rate of base salary plus bonus paid during the twenty-four month period preceding the date of termination; (b) a pro rata bonus for the year of termination; and (c) continued participation in certain employee benefit plans for a period of time not to exceed the applicable period in which severance is being paid, and if such plans do not allow continuation and the Company is unable to obtain substantially similar benefits, payment in lieu of such benefits. If the executive's employment is terminated due to disability, he will be entitled to receive a pro rata bonus for the year of termination and to continue to receive all disability, life and medical insurance benefits for a period of twelve months as well as his base salary for such period (to the extent payments under the Company's disability plan do not cover 100% of base salary); and in the event of the executive's death, his beneficiary will be paid a lump sum payment equal to six months of base salary and a pro rata bonus for the year of termination.

        Change in Control Agreements.    The Company entered into a Change in Control Agreement with each of Messrs. Martin E. Schloss, William J. Huntley and Richard M. Weil as of November 1, 1997. Each of the Change in Control Agreements has a term ending on October 31, 2003, which extends automatically for an additional year on October 31, 2003 and on each succeeding October 31 thereafter unless either party serves written notice upon the other party six months prior to the date upon which such extension would become effective. Pursuant to the agreements, if the Company terminates the employment of any of these executives without "cause", or the executive terminates his employment for "good reason", at the time of or within two years following a "change in control" (as such terms are defined in the agreements), such executive will be entitled to receive the following: (a) cash severance in a lump sum equal to two times the sum of his then current base salary and the higher of the average annual incentive compensation paid to him for the three prior years, and the amount payable to him upon achievement of the target level of performance for the year of termination; (b) a pro rata annual incentive amount for the year of termination; (c) full vesting of stock options held at termination, and any options which were granted on or after November 1, 1997 (the effective date of the agreement) or, if previously granted, were not "in the money" on such effective date, will remain exercisable until the earlier of 36 months after termination and the scheduled expiration date of such options; (d) full vesting and settlement of all deferred stock held at termination; and (e) continued participation in certain employee benefit plans until the earliest of 18 months, the date equivalent benefits are provided by a subsequent employer, and age 65, and if such plans do not allow continuation, to receive payment in lieu of such benefits. The agreements also provide that if the executive's employment is terminated without "cause" and he is not entitled to the severance described above, he will be entitled to receive a lump sum cash payment equal to his then current base salary. The cash severance amount payable to Messrs. Schloss and R. Weil in connection with a "change in control" would be three (rather than two) times the sum of their salary and incentive compensation under their current employment agreements (see "Employment Agreements" above).

Certain Relationships and Related Transactions

        In connection with the public offering of 14,375,000 shares of our Common Stock in June 2002, we issued pro rata to the holders of our Series A Preferred Stock, a new series of preferred stock that has voting rights that, together with the voting rights of the Series A Preferred Stock, effectively reduced the aggregate ownership of Series A Preferred Stock (on an "as-converted" basis) that the holders are required to maintain in order to elect directors of the Company. The threshold for electing four directors was reduced from 25% to 22.5% and the threshold for electing three directors was reduced from 20% to 17.5%. The 10% and 5% thresholds for electing two and one director, respectively, remain in effect. The new series of preferred stock does not pay dividends and has a liquidation preference of no more than $2,000 in the aggregate. In addition, we agreed to permit Cirmatica Gaming, S.A., the holder of a majority of the Series A Preferred Stock, subject to certain limitations, to select a representative to attend all meetings of, and participate in discussions of matters brought to, both our Board of Directors and the Executive Committee of our Board of Directors.

        We are part of a consortium which includes Lottomatica S.p.A. (the parent company of Cirmatica Gaming, S.A.) that has been awarded a contract to be the exclusive operator for instant tickets in Italy. This award has been protested and is being reviewed in the Italian courts. If the award is ratified, we expect to enter into a contract, which initially would provide for the printing of tickets and the installation of a new centralized system, along with a full complement of cooperative services.

        Eric Pullman, the brother-in-law of Martin E. Schloss, received $100,000 during 2002 for consulting services provided to the Company for projects principally involving our Connecticut OTB business.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership on Form 3 and reports of changes in their ownership on Forms 4 and 5 with the Securities and Exchange Commission. Based solely on a review of the copies of the reports that our directors, officers and ten percent holders filed with the Securities and Exchange Commission and on the representations made by such persons, we believe that all filing requirements applicable to our officers, directors and ten percent holders were complied with during fiscal 2002, except that Antonio Belloni and Rosario Bifulco, who were elected to the Board in June 2002, each filed a late Form 3, Walker Lewis, a former director, filed a late Form 4 with respect to a stock grant on January 2, 2002, Cirmatica Gaming, S.A. filed a late Form 4 with respect to a purchase of 6,769 shares in July 2002, Larry Lawrence filed a late Form 4 with respect to a cashless exercise of a warrant on October 28, 2002, Richard Weil filed a late Form 4 with respect to a simultaneous option exercise and sale on December 11, 2002, and our officers, Robert Becker, Cliff Bickell, Sally Conkright, William Huntley, DeWayne Laird, Brooks Pierce, Martin Schloss, A. Lorne Weil and Richard Weil, each filed a late Form 4 with respect to an option grant on December 12, 2002.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors currently consists of Alan J. Zakon (Chairman), Rosario Bifulco, and Colin J. O'Brien, who became a member of the Committee on February 1, 2003. Larry J. Lawrence served as a member of the Committee for all of fiscal 2002.

        None of the members of the Committee is or has been an officer or employee of the Company or a subsidiary of the Company or had any relationship or transaction with the Company requiring disclosure under this item.

        No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors administers the Company's executive compensation program. The Committee's responsibilities include approving awards under the Company's incentive compensation and stock option plans, approving the compensation of the Company's executives and making recommendations to the Board of Directors with regard to the adoption of new employee benefit plans and new executive compensation plans. The Committee is comprised of three members of the Board of Directors who are not officers or employees of the Company.

  Compensation Components and Philosophy

        The principal components of the Company's compensation program consist of base salaries, performance-based bonuses and stock options. The Company's compensation program is designed to provide executives with compensation that is competitive with other companies, reward executives based on Company and individual performance and to align management and stockholder interests by providing incentive compensation through stock option awards and performance-based bonuses.

        The Compensation Committee believes that executive performance significantly influences Company performance. Therefore, the executive compensation program is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided there is appropriate downside risk if performance targets are not met.

  Executive Officer Compensation

        Base salaries for the Company's executives other than the Chief Executive Officer, as well as changes in such salaries, are based upon recommendations by the Chief Executive Officer and other senior managers and reviewed on an annual basis in conjunction with the Company's budget for the upcoming fiscal year, taking into account such factors as competitive industry salaries, a subjective assessment of the nature of the position and the contribution and experience of the executive and the length of the executive's service.

        The Company's management incentive compensation program (the "MICP"), which was established in fiscal 1996, provides annual bonus opportunities for the Company's key executive personnel based on three criteria: (1) the Company's overall financial performance relative to the budget for a given fiscal year as approved by the Board of Directors, (2) the financial performance of individual business units of the Company for executives directly involved with the operation of those units, and (3) a qualitative assessment by the Committee of individual performance not directly measurable by financial results pursuant to recommendations made by the Chief Executive Officer and other senior managers in the Company. The purpose of the MICP is to reward employees who have made significant contributions to the Company's achievement of its objectives and to provide an incentive for further contributions. The financial performance of the Company and its business units are principally measured under the MICP by the attainment of "EBITDA" (Earnings Before Interest, Taxes, Depreciation and Amortization) targets established for the year. If the financial performance targets are met or exceeded, participants will be eligible to receive year-end cash bonuses based on a percentage of their base salaries, subject to adjustment by the Committee after consideration of various objective and subjective factors. Potential payments under the MICP during fiscal 2002 ranged from 25% to 50% of base salary for participants other than the Chief Executive Officer, with each of Messrs. Martin E. Schloss, William J. Huntley, Cliff O. Bickell and Richard M. Weil having the opportunity to earn a bonus in an amount equal to 50% of base salary. In awarding bonuses for fiscal 2002, the Company considered the achievement by the Company and its business units of financial performance targets as well as various strategic objectives during the fiscal year which significantly strengthened and expanded the Company's businesses, including the following:

  •
  The award of new instant ticket and/or cooperative services contracts from Arizona, Connecticut, Illinois, Indiana, Kentucky, Jamaica and Golden Casket in Australia, as well as contract renewals or extensions from Georgia, Delaware, Florida, Massachusetts, Pennsylvania and France.

  •
  The award of a new contract to provide on-line lottery services to the Colorado Lottery and the sale to the Ontario Lottery of 8,500 on-line lottery terminals and related software.

  •
  The listing of our common stock on the Nasdaq National Market in January 2002.

  •
  The redemption of approximately $83 million of our 12 1/2% senior notes with the proceeds of a public equity offering completed in July 2002. The debt repayment, together with the replacement of our senior credit facility at the end of 2002, is expected to reduce our annual interest cost in 2003 by more than $15 million.

  •
  The acquisition of 65% of the equity of SERCHI now named Scientific Games Latino America, an instant ticket lottery company based in Chile.

  •
  The re-signing of several pari-mutuel customers including Woodbine Entertainment and New York Racing Association, the award of satellite broadcasting rights by Churchill Downs Incorporated and the award of international pari-mutuel contracts with six customers, including the French Pari-Mutuel Urbain (PMU), the Hipodromo de la Americas in Mexico and the Korean Racing Association.

        While base salary and the annual incentive compensation components are tied to employee responsibility and the Company's financial performance and progress in achieving strategic goals, the purpose of stock option grants is to align stockholder and employee interests by providing a component of compensation tied directly to the performance of the Company's stock price. Executive personnel have the opportunity to receive annual grants of stock options under the MICP based on a formula approved by the Committee. The number of shares subject to options granted under the MICP for fiscal 2002 represented approximately 15% of the executives' cash bonus potential for the fiscal year, subject to upward adjustment or downward adjustment based on an evaluation of management.

  CEO Compensation

        Mr. A. Lorne Weil received a base salary of approximately $767,000 for 2002 under the terms of his employment agreement dated November 1, 2000, which provides for annual base salary increases for inflation each January 1 based on the increase, if any, in the Consumer Price Index for the Greater New York area during the preceding twelve months. Mr. Weil's agreement provided him with the opportunity to earn 100% of his base salary as incentive compensation for 2002 pursuant to the terms of the Company's MICP. Mr. Weil received his maximum incentive award for fiscal 2002 as a result of the Company and Mr. Weil having achieved the financial and performance objectives referred to above. Commencing in fiscal 2003, Mr. Weil's annual bonus potential will be $1 million pursuant to the terms of an extension to his employment agreement, which is being amended and restated. (For additional information relating to Mr. Weil's employment agreement, see "Employment Agreements" above.)

  Deductibility of Executive Compensation

        The Company expects that the compensation paid to executive officers during fiscal 2002 will qualify for income tax deductibility under Section 162(m) of the Internal Revenue Code. In addition, the Company has a general policy of awarding stock options to its executive officers only pursuant to plans that the Company believes will satisfy the requirements of Section 162(m).

                      Compensation Committee

                      Alan J. Zakon, Chairman
                      Rosario Bifulco
                      Colin J. O'Brien

STOCK PERFORMANCE GRAPH

        The following graph compares the cumulative total stockholder return over the sixty-two month period from October 31, 1997 through December 31, 2002 on (a) our Common Stock, (b) the Nasdaq National Market ("Nasdaq"), on which our shares of Common Stock are traded and (c) a peer group index of companies that provide services similar to ours, consisting of International Lottery and Totalisator Systems, Inc., Churchill Downs, Inc. and GTECH Holdings Corp. (the "Peer Group Index"). We elected to use a peer group index rather than a published industry or line-of-business index because we are not aware of any such published index of companies which, in terms of their businesses, are as comparable to us as those included in the peer group index. The peer group companies have been weighted based upon their relative market capitalization each year. The graph assumes that $100 was invested on October 31, 1997 in our Common Stock, the Nasdaq and the Peer Group Index and that all dividends were reinvested. We changed our fiscal year-end from an October 31 year-end to a calendar year-end, beginning with the year ending December 31, 2001, so that the measurement period for the performance graph covers the fiscal years ended October 31, 1998, 1999 and 2000, the two-month transition period ended December 31, 2000, and the fiscal years ended December 31, 2001 and 2002.

COMPARISON OF SIXTY-TWO MONTH CUMULATIVE TOTAL RETURN
FOR THE PERIOD BEGINNING ON OCTOBER 31, 1997
AND ENDING ON DECEMBER 31, 2002

	10/97	10/98	10/99	10/00	12/00	12/01	12/02
Scientific Games Corporation	$100.00	$66.67	$105.13	$127.18	$121.03	$358.97	$297.85
Nasdaq Stock Market	$100.00	$111.87	$188.84	$213.59	$155.82	$123.61	$85.46
Peer Group Index	$100.00	$82.63	$67.60	$62.37	$71.75	$133.96	$157.89

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee's specific responsibilities are set forth in its charter, a copy of which was filed as Appendix A to the Proxy Statement for the 2001 Annual Meeting of Stockholders. The Committee recently reviewed its charter and determined that certain revisions should be made in light of the Sarbanes-Oxley Act of 2002. The Committee expects that its recommendations with respect to the charter will be approved by the Board of Directors.

        The Committee reviewed and discussed the Company's financial statements for the fiscal year ended December 31, 2002 with management and KPMG LLP, the independent accountants for the Company for such fiscal year. The Committee also discussed with representatives of KPMG LLP the matters required to be discussed by Statement on Auditing Standards 61, Communication with Audit Committees.

        The Committee received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with KPMG LLP its independence from the Company. The Committee also considered whether the tax consulting services and other non-audit services provided during 2002 by KPMG LLP is compatible with maintaining auditor independence.

        Based on these reviews and discussions and in reliance thereon, the Committee recommended to the Board of Directors that the audited financial statements for the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                      Audit Committee

                      Colin J. O'Brien, Chairman
                      Rosario Bifulco
                      Eric M. Turner
                      Sir Brian G. Wolfson

Fees Paid to KPMG LLP

        KPMG LLP billed the Company the following fees for professional services rendered in respect of the Company's fiscal year ended December 31, 2002:

Audit Fees:	$765,000
Financial Information Systems Design and Implementation Fees:	-0-
All Other Fees:	$689,000

        The Audit Fees listed above were billed in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2002, and the review of the financial statements included in the Company's Forms 10-Q for that fiscal year. The amount listed as All Other Fees consists of $335,000 billed for tax consulting services and $354,000 for audit-related services, which included accounting consultation and services related to the Company's filings with the Securities and Exchange Commission.

Change of Accountants in 2003

        Effective May 20, 2003, the Company engaged Deloitte & Touche LLP to serve as its new independents accountants and dismissed KPMG LLP, which had served as independent accountants for the Company since 1984. The decision to change accountants was made by the Audit Committee.

        KPMG LLP's reports on the Company's financial statements for each of the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG LLP's audit report included in the Company's Form 10-K filed on March 24, 2003 contained a separate paragraph stating that the Company had adopted the provisions of Statement of Financial Standards No. 142, "Goodwill and Other Intangible Assets", effective January 1, 2002.

        During the fiscal years ended December 31, 2001 and 2002 and the interim period between December 31, 2002 and May 20, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the firm's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its audit reports for such years, nor did any of the events described in Item 304(a)(1)(v) of Regulation S-K occur during such periods.

        During the fiscal years ended December 31, 2001 and 2002 and the interim period between December 31, 2002 and May 20, 2003, the Company did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or with respect to the type of audit opinion that might be rendered on the Company's financial statements or any other matters or events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The Audit Committee has appointed Deloitte & Touche LLP as independent accountants for the Company for the fiscal year ending December 31, 2003 and the Company's stockholders are being asked to ratify such appointment.

        Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

        Representatives of KPMG LLP, which served as independent accountants for the Company for the prior fiscal year, are not expected to be present at the Annual Meeting.

        Approval of the proposal to ratify the appointment of the independent accountants requires the affirmative vote of a majority of the votes of the holders of the Common Stock and Preferred Stock entitled to be cast in person or by proxy at the Annual Meeting. If the appointment is not ratified by stockholders, the Audit Committee will reconsider such appointment.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3

APPROVAL OF THE 2003 INCENTIVE COMPENSATION PLAN

        The Board of Directors adopted the Scientific Games Corporation 2003 Incentive Compensation Plan (the "2003 Plan") on April 24, 2003, subject to stockholder approval. The 2003 Plan would reserve 6.5 million shares of the Company's Class A Common Stock ("Common Stock") for options and other awards and would replace the 1997 Incentive Compensation Plan (the "1997 Plan").

        The Board and the Compensation Committee of the Board (the "Committee") believe that attracting and retaining executives, directors, employees and other persons who provide substantial services has been and will continue to be essential to the Company's growth and success. The 2003 Plan, like the 1997 Plan, will enable the Company to implement a compensation program with different types of incentives for motivating such persons to give the Company long-term, excellent service. In particular, stock options, restricted stock and stock-related awards are important elements of compensation for employees and directors, because the awards enable such persons to acquire or increase their proprietary interest in the Company and thereby promote a closer identity of interests between such persons and the Company's stockholders. Annual incentive awards and other performance-based awards provide rewards for achieving specific performance objectives, such as earnings goals. The ability to grant such awards as compensation under the 2003 Plan will help the Company to remain competitive, and provide an increased incentive for each person granted an award to expend his or her maximum efforts for the success of the Company's business. The Board and the Committee therefore view the 2003 Plan as a key part of the Company's compensation program.

        The 2003 Plan authorizes a broad range of awards, including:

  •
  stock options;

  •
  stock appreciation rights ("SARs");

  •
  restricted stock, a grant of shares subject to a risk of forfeiture and restrictions on transfer;

  •
  deferred stock, a contractual commitment to deliver shares at a future date; if such a grant is forfeitable, it may be referred to as "restricted stock units";

  •
  other awards based on Common Stock;

  •
  dividend equivalents;

  •
  stock-based performance awards, which are in effect deferred stock awards that may be earned by achieving specific performance objectives;

  •
  cash-based performance awards tied to achievement of specific performance objectives; and

  •
  shares issuable in lieu of rights to cash compensation, including under the Company's elective deferred compensation program.

        If the 2003 Plan is approved by stockholders, no new awards would be authorized for grant under the 1997 Plan, but previously authorized awards under that plan would remain in effect.

Reasons for Stockholder Approval

        The Board seeks stockholder approval of the 2003 Plan in order to satisfy certain legal requirements, including requirements of the Nasdaq National Market. In addition, the Board regards stockholder approval of the 2003 Plan as desirable and consistent with corporate governance best practices.

        The Board and the Committee also seek to preserve the Company's ability to claim tax deductions for compensation paid, to the greatest extent practicable. Section 162(m) of the Internal Revenue Code limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the four other most highly compensated executive officers serving on the last day of the fiscal year (generally referred to as the "named executive officers"). "Performance-based" compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible. The Company is seeking stockholder approval of the material terms of certain awards under the 2003 Plan, including annual incentive awards, to named executive officers in order to meet a key requirement for such awards to qualify as "performance-based" under Section 162(m). If the 2003 Plan is approved by stockholders, annual incentive awards granted under the Plan to named executives generally will be payable only upon achievement of pre-established performance goals relating to the Company as a whole or specific business units for which the individual executive has principal responsibility. The Board and the Committee believe that such annual incentive awards have and will continue to provide strong motivation to executives to achieve performance objectives set by the Committee, and in that way place strong emphasis on the building of value for all stockholders.

        For purposes of Section 162(m) of the Code, approval of the 2003 Plan will be deemed also to include approval of the eligibility of executive officers and other employees and service providers to participate in the Plan, the annual per-person limitations described below under the caption "Description of the 2003 Plan—Per-Person Award Limitations," the general business criteria upon which performance objectives for performance awards, including annual incentive awards, are based, described below under the caption "Performance-Based Awards" and "Annual Incentive Awards," and the stock-price appreciation performance goal inherent in stock options and SARs. Because stockholder approval of general business criteria, without specific targeted levels of performance, qualifies incentive awards for a period of approximately five years, stockholder approval of such business criteria will meet the requirements under Section 162(m) until 2008. Stockholder approval of the performance goal inherent in stock options and SARs (i.e., increases in the market price of stock) is not subject to a time limit under Section 162(m).

        In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Internal Revenue Code. Such qualification can give the holder of the options more favorable tax treatment, as explained below.

Restriction on Repricing

        The 2003 Plan includes a restriction providing that, without stockholder approval, the Company will not amend or replace options previously granted under the Plan in a transaction that constitutes a "repricing." For this purpose, a "repricing" means amending the terms of an option after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles, and canceling an option at a time when its strike price is equal to or greater than the fair market value of the underlying stock, in exchange for another option (including on a delayed basis), restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to the exercise price or number of shares subject to an option to reflect the effects of a stock split or other extraordinary corporate transaction will not constitute a "repricing."

Description of the 2003 Plan

        The following is a brief description of the material features of the 2003 Plan. This description is qualified in its entirety by reference to the full text of the 2003 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

        Shares Available under the 2003 Plan.    The 2003 Plan will reserve 6.5 million shares of Common Stock for awards, plus any shares remaining available under the 1997 Plan or which later become available due to forfeitures or expirations of awards or otherwise under the share counting provisions of the 1997 Plan. The number of shares reserved under the 2003 Plan is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.

        As of May 21, 2003, 57,163 shares remained available for grant under the Company's 1997 Plan and 5,083,396 shares were subject to outstanding options and other awards under the 1997 Plan. In addition, 45,169 shares remained available for grant under the Company's other equity award plans and 4,828,784 shares were subject to outstanding options and other awards under such plans. This excludes the Company's employee stock purchase plan.

        Only the number of shares actually delivered to and retained by participants in connection with an award after all restrictions have lapsed will be counted against the number of shares reserved under the 2003 Plan. Thus, shares will become available again for new awards if an award expires, is forfeited, or is settled in cash, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, if fewer shares are delivered upon exercise of an SAR than the number to which the SAR related, or if shares that had been issued as restricted stock are forfeited. Shares delivered under the 2003 Plan may be either newly issued or treasury shares.

        On May 21, 2003, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $7.55 per share.

        Per-Person Award Limitations.    The 2003 Plan includes limitations on the amount of awards that may be granted to a participant in a given year in order to qualify awards as "performance-based" compensation not subject to the limitation on deductibility under Section 162(m) of the Code. Under this annual per-person limitation, a participant may in any year be granted share-based awards of each type authorized under the 2003 Plan—options, SARs, restricted stock, deferred stock, bonus stock or stock in lieu of other compensation obligations, dividend equivalents, and other stock-based awards—relating to no more than his or her "Annual Limit." The Annual Limit equals 1.5 million shares plus the amount of the participant's unused Annual Limit relating to share-based awards as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events. With respect to incentive awards not valued by reference to Common Stock at the date of grant, the 2003 Plan limits such performance awards that may be earned by a participant to the participant's defined Annual Limit, which for this purpose equals $3 million plus the amount of the participant's unused cash Annual Limit as of the close of the previous year. The per person limits for each type of stock-based award are independent of one another and independent of the limit on cash-denominated performance awards. These limits apply only to awards under the 2003 Plan, and do not limit the Company's ability to enter into compensation arrangements outside of the 2003 Plan.

        Adjustments to Shares Reserved, Awards and Award Limits.    Adjustments to the number and kind of shares subject to the share limitations and specified in the share-based Annual Limit are authorized in the event of a large, special or non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the Common Stock. Adjustments also will be made to outstanding awards upon occurrence of these events, including to the number of shares subject to an award, any exercise price or share price referenced in the award terms (such as an SAR's base price) and other terms of the award to preserve without enhancing the value of the award. The Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

        Eligibility.    Executive officers and other officers and full-time employees of the Company and its subsidiaries (including directors), non-employee directors of the Company, and other persons who provide substantial services will be eligible to be granted awards under the 2003 Plan. A prospective employee may be granted an award, but no value may be realized under it if such person does not become an employee. The Company has approximately 2,400 full-time employees. Under the 1997 Plan, approximately 150 persons held outstanding awards as of May 21, 2003. No determination has been made whether awards will be granted more or less broadly under the 2003 Plan than has been the practice under the 1997 Plan.

        Administration.    The 2003 Plan will be administered by the Committee, except that the Board may itself act in place of the Committee to administer the 2003 Plan and determinations with respect to grants to non-employee directors must be made by the Board. The members of the Committee must be non-employee directors. Subject to the terms and conditions of the 2003 Plan, the Committee is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of an annual or long-term incentive award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2003 Plan, and make all other determinations which may be necessary or advisable for the administration of the 2003 Plan. Nothing in the 2003 Plan precludes the Committee from authorizing payment of other compensation, including bonuses based upon performance, to executive officers and other employees. The Committee is permitted to delegate authority to executive officers for the granting of awards, but action pursuant to delegated authority generally will be limited to grants to employees who are below the executive officer level. The 2003 Plan provides that Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the 2003 Plan.

        Stock Options and SARs.    The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR's designated "base price." The exercise price of an option and the base price of an SAR are determined by the Committee, but generally may not be less than the fair market value of the shares on the date of grant (except as described below under "Other Terms of Awards"). The maximum term of each option or SAR will be ten years. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events generally are fixed by the Committee. Options may be exercised by payment of the exercise price in cash, shares or other property (which may include through broker-assisted cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Committee. SARs may be exercisable for shares or for cash, as determined by the Committee.

        Restricted and Deferred Stock/Restricted Stock Units.    The Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends, unless otherwise determined by the Committee.

        Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of "restricted stock units." The Committee will establish any vesting requirements for deferred stock/restricted stock units granted for continuing services. One advantage of restricted stock units, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Committee can require or permit a participant to continue to hold an interest tied to Common Stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including restricted stock units, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents will be paid or accrue if authorized by the Committee.

        Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations. The 2003 Plan authorizes the Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Common Stock. The Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

        Performance-Based Awards.    The Committee may grant performance awards, which may be cash-denominated awards or share-based awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Committee. If so determined by the Committee, in order to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

  •
  earnings per share (basic or fully diluted);

  •
  revenues;

  •
  earnings, before or after taxes, from operations (generally or specified operations), before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items;

  •
  cash flow; free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

  •
  return on net assets, return on assets, return on investment, return on capital, return on equity;

  •
  economic value created (representing the amount by which a business unit's income exceeds the cost of the capital used by the business unit during the performance period, as determined by the Committee);

  •
  operating margin or operating expense;

  •
  net income;

  •
  stock price or total stockholder return; and

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures.

        These goals may be set with fixed, quantitative targets, targets relative to past Company performance, or targets compared to the performance of other companies, such as a published or special index or a group of companies selected by the Committee for comparison. The Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period, if so specified by the Committee.

        Annual Incentive Awards.    One type of performance award that may be granted under the 2003 Plan is Annual Incentive Awards, settleable in cash or in shares upon achievement of pre-established performance objectives achieved during a specified period of up to one year. The Committee generally must establish the terms of annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than 90 days after the beginning of the fiscal year. As stated above, annual incentive awards granted to named executives are intended to constitute "performance-based compensation" not subject to the limitation on deductibility under Code Section 162(m). In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved. The Committee may specify additional requirements for the earning of such awards.

        Other Terms of Awards.    Awards may be settled in cash, shares, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award, including shares issued upon exercise of an option, in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee is authorized to place cash, shares or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2003 Plan. The Committee may condition awards on the payment of taxes, such as by withholding a portion of the shares or other property to be distributed in order to satisfy tax obligations. Awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee may permit transfers of awards other than incentive stock options on a case-by-case basis. This flexibility can allow for estate planning or other limited transfers consistent with the incentive purpose of the Plan.

        The Committee is authorized to impose non-competition, non-solicitation, confidentiality, non-disparagement and other requirements as a condition on the participant's right to retain an award or gains realized by exercise or settlement of an award. Awards under the 2003 Plan may be granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee may, however, grant awards in substitution for, exchange for or as a buyout of other awards under the 2003 Plan, awards under other Company plans, or other rights to payment from the Company, and may exchange or buy out outstanding awards for cash or other property. The Committee also may grant awards in addition to and in tandem with other awards or rights. In granting a new award, the Committee may determine that the in-the-money value of any surrendered award may be applied to reduce the exercise price of any option, base price of any SAR, or purchase price of any other award.

        Dividend Equivalents.    The Committee may grant dividend equivalents. These are rights to receive payments equal in value to the amount of dividends paid on a specified number of shares of Common Stock while an award is outstanding. These amounts may be in the form of cash or rights to receive additional awards or additional shares of Common Stock having a value equal to the cash amount. The awards may be granted on a stand-alone basis or in conjunction with another award. Typically, rights to dividend equivalents are granted in connection with restricted stock units or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.

        Vesting, Forfeitures, and Related Award Terms.    The Committee may, in its discretion, determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

        The 2003 Plan contains the same terms relating to a change in control as are in the 1997 Plan. Upon a change in control, as defined, unless the Committee limited these rights in the grant agreement, awards will become vested and exercisable and restrictions thereon will lapse, any option that was not vested and exercisable throughout the 60 day period prior to the change in control may be surrendered for a cash payment equal to spread, determined based on the highest market price during that 60-day period or, if higher, the consideration received by shareholders in the change in control transaction. The Committee may also specify in any award agreement that performance conditions will be deemed met upon a change in control.

        Amendment and Termination of the 2003 Plan.    The Board may amend, suspend, discontinue, or terminate the 2003 Plan or the Committee's authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the Nasdaq rules. Proposed changes to Nasdaq rules, if adopted, will require stockholder approval of material modifications to plans such as the 2003 Plan. Under these rules, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2003 Plan or broaden eligibility. Unless earlier terminated, the 2003 Plan will terminate at such time that no shares reserved under the 2003 Plan remain available and the Company has no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the 2003 Plan

        The Company believes that under current law the following federal income tax consequences generally would arise with respect to awards under the 2003 Plan. The grant of an option or an SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option which is an ISO, except that the alternative minimum tax may apply. Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfeitable shares acquired on the date of exercise. Upon exercising an SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

        Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. Otherwise, a participant's sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax "basis" in such shares. The tax "basis" normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option's exercise. A participant's sale of shares acquired by exercise of an SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax "basis" in the shares, which generally is the amount he or she recognized as ordinary income in connection with the SAR's exercise.

        The Company normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with an option or SAR, but no tax deduction relating to a participant's capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares.

        The Company may, however, permit participants to elect to defer taxation upon certain exercises of options other than ISOs. Under such a transaction, the participant must pay for the option exercise by surrendering shares, and the option shares that represent the gain upon exercise are deferred as to delivery by the Company. The participant generally should not realize income upon exercise, but will realize ordinary income equal to the value of shares delivered at the end of the specified deferral period. The Company is not entitled to a tax deduction at the time of exercise, but becomes entitled to a tax deduction at the time shares are delivered at the end of the deferral period. Proposed legislation may limit this kind of deferral, however.

        With respect to awards other than options and SARs that result in a transfer to the participant of cash or shares or other property, if no restriction on transferability or substantial risk of forfeiture applies to the transferred amounts, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. Thus, for example, if the Company grants an award of deferred stock or permits the participant to elect to defer receipt of cash or shares under a Plan award, the participant will defer the time he or she becomes subject to income tax, and the Company's right to claim a tax deduction will be likewise deferred. If a restriction on transferability and substantial risk of forfeiture applies to shares or other property transferred to a participant under an award (such as, for example, restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or risk of forfeiture lapses. In all cases, the Company can claim a tax deduction in an amount equal to the ordinary income recognized by the participant, except as discussed below. A participant may elect to be taxed at the time of grant of restricted stock or other property rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant subsequently forfeits such shares or property he or she would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he or she previously paid tax.

        As discussed above, compensation that qualifies as "performance-based" compensation is excluded from the $1 million deductibility cap of Code Section 162(m), and therefore remains fully deductible by the company that pays it. Under the 2003 Plan, options and SARs granted with an exercise price or base price at least equal to 100% of fair market value of the underlying stock at the date of grant, annual incentive awards to employees the Committee expects to be named executive officers at the time compensation is received, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such "performance-based" compensation. A number of requirements must be met in order for particular compensation to so qualify, however, so there can be no assurance that such compensation under the 2003 Plan will be fully deductible under all circumstances. In addition, other awards under the 2003 Plan generally will not so qualify, so that compensation paid to certain executives in connection with such awards may, to the extent it and other compensation subject to Section 162(m)'s deductibility cap exceed $1 million in a given year, not be deductible by the Company as a result of Section 162(m).

        The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2003 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2003 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2003 Plan (such as payment of the exercise price of an option by surrender of previously acquired shares). The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes) or taxes imposed under state, local, or foreign tax laws.

New Plan Benefits Under the 2003 Plan

        Because most future awards under the 2003 Plan will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding the Company's recent practices with respect to annual incentive awards and stock-based compensation under the similar 1997 Plan is presented in the "Summary Compensation Table" elsewhere in this Proxy Statement and in the Company's financial statements for the fiscal year ended December 31, 2002, in the Annual Report which accompanies this Proxy Statement.

        The Committee has authorized an annual incentive award opportunity for 2003 to the Chief Executive Officer under the 2003 Plan, subject to approval of the Plan by stockholders. By doing so, the Committee intends that the Company will be entitled to a full tax deduction for any award payouts, without limitation under Section 162(m) of the Internal Revenue Code. An annual incentive award will be payable to the CEO if, in 2003, specified corporate performance goals are achieved, relating to earnings before interest, taxes, depreciation and amortization ("EBITDA"). If the requisite performance is attained, the maximum award amount will be potentially payable, but the Committee intends to apply other criteria specified for annual incentive awards under the MICP to determine the final amount of the award.

        In connection with an extension of the Chief Executive Officer's employment agreement, the Committee has also authorized the grant of a performance-accelerated stock option (the "PARSOP") covering 400,000 shares to the Chief Executive Officer under the 2003 Plan upon approval of the Plan by stockholders. The PARSOP will have an exercise price equal to 100% of the fair market value of the underlying shares at the date of grant and a stated expiration date of seven years after the date of grant. The option will vest and become non-forfeitable six months after grant, but shares representing the "profit" upon any exercise will be non-transferable until three months before the option's stated expiration date. These restrictions will lapse on an accelerated basis if stock price performance goals are attained, with the restrictions on profit shares resulting from exercise of 20% of the option lapsing for each 15% increase in the market price of the Company's stock over the price at the time of grant. However, the earliest date on which these restrictions will lapse based on such performance is the third anniversary of the date of grant, except they would lapse earlier in connection with termination of employment in all circumstances other than a voluntary termination or a termination by the Company for cause. In addition, the Committee has authorized a grant of up to 50,000 shares of restricted stock to the Chief Executive Officer under the employment agreement, if at the time of grant of the PARSOP, the market price of the Company's Common Stock is greater than $7.00 but less than $8.00, with the number of shares of restricted stock to be granted to be determined by the formula (i) market price minus $7.00 times (ii) 400,000 divided by (iii) market price. The risk of forfeiture on the restricted stock would extend, proportionately, to the dates the restrictions lapse on dispositions of profit shares under the PARSOP. The executive may elect to receive, instead of this restricted stock grant, a stock option having a value, as determined by the Committee, equal to the value of the restricted stock that is otherwise grantable.

        In addition, in February 2003 the Board authorized an automatic grant of a stock option to purchase 50,000 shares to each non-employee director every five years on the anniversary of his or her initial election as a director. In the case of two non-employee directors who have served more than five years since their initial election, this follow-on grant will be effective upon approval of the 2003 Plan by stockholders. The exercise price per share of the options will be 100% of the market price of a share at the time the grant becomes effective. A director may elect to receive, in lieu of this option grant, shares of restricted stock that have a fair market value equal to the value of the option as established under the Black-Scholes option valuation model. Each non-employee director also receives an annual grant of restricted stock, at the beginning of the fiscal year, if the director attended at least 75% of the total number of meetings held by the Board and Board Committees on which the director served in the prior year. The number of shares subject to this award will be equal to the lesser of 10,000 shares and the number of shares having a market value of $30,000 at the time of grant. A director may elect to receive, in lieu of this grant of restricted stock, a stock option that has a fair market value equal to the value of the restricted stock as established under the Black-Scholes option valuation model.

        The table below shows the amount payable to the Chief Executive Officer as an annual incentive for 2003 upon achievement of specified levels of performance and the amounts issuable to the Chief Executive Officer as the PARSOP and contingent restricted stock grant. The table also shows the number of options and shares of restricted stock expected to be granted under the 2003 Plan to directors in the 12-month period following approval of the 2003 Plan by stockholders, assuming (i) no change in the composition of the Board, (ii) that each non-employee director qualifies for the annual grant of restricted stock, with an assumed price per share at the time of grant of the restricted stock of $7.55, and (iii) that no director elects to receive an option in place of restricted stock or restricted stock in place of an option.

New Plan Benefits
2003 Incentive Compensation Plan

Name and Position	Incentive Award for 2003 Target Performance	Options	Restricted Stock
A. Lorne Weil	$1,000,000	400,000	50,000
Chairman of the Board, President and Chief Executive Officer
Non-Executive Director Group	-0-	100,000	35,766

        Except as described above, no commitments have been made as to incentive award opportunities or awards under the 2003 Plan. If stockholders decline to approve the 2003 Plan, awards will not be granted under the 2003 Plan to the extent necessary so that submission of the Plan to stockholders will have met the requirements of Treasury Regulation 1.162-27(e)(4). If the 2003 Plan is not approved, the 1997 Plan will remain in effect in accordance with its terms.

Vote Required For Approval

        Approval of the 2003 Plan requires the affirmative vote of a majority of the votes of the holders of the Common Stock and Preferred Stock entitled to be cast in person or by proxy at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL

Equity Compensation Plan Information

        The following table provides information about the shares of our Common Stock that may be issued upon the exercise of stock options, warrants and other stock rights under all of our equity compensation plans as of December 31, 2002.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,318,708	$4.02	1,657,339
Equity compensation plans not approved by security holders	3,607,476	$3.50	12,169

Total	9,926,184	$3.83	1,669,508

        The equity compensation plans which were not submitted for stockholder approval consisted of certain stock options granted in 1993, warrants issued in 1992, 1995 and 2000, and our 1995 Equity Incentive Plan, which was originally adopted by our Board of Directors in May 1995. Such plans are described below.

        Stock options granted in 1993.    The Company granted stock options to certain directors in 1993 pursuant to arrangements approved by the Board of Directors. The options permit the holders to purchase an aggregate of 90,000 shares of Common Stock at an exercise price of $13.50 per share, and each such option is scheduled to expire on the tenth anniversary of its date of grant.

        Warrants issued in 1992.    The Company issued warrants in October 1992 to lenders of the Company in connection with an amendment to a credit agreement. The warrants permit the holders to purchase an aggregate of 146,793 shares of Class B Common Stock at an exercise price of $3.83 per share and are scheduled to expire in October 2003.

        Warrants issued in 1995.    The Company issued warrants in September 1995 to lenders of the Company in connection with an amendment to a credit agreement. The warrants, as amended in April 2000, provided the holders with the right to purchase an aggregate of 43,036 shares of Common Stock at an exercise price of $3.32 per share. Such warrants were exercised on April 29, 2003, one day prior to the scheduled expiration date.

        Warrant issued in 2000.    The Company issued a warrant in October 2000 to a financial advisor for services related to the acquisition of Scientific Games Holdings Corp. The warrant permits the holder to purchase an aggregate of 250,000 shares of Common Stock at an exercise price of $3.58 per share and is scheduled to expire in October 2004.

        The 1995 Equity Incentive Plan.    The Company's 1995 Equity Incentive Plan, as amended (the "1995 Plan"), authorizes grants of non-qualified stock options, deferred stock and other stock-related awards to employees who are not executive officers or directors of the Company. As of December 31, 2002, 3,077,647 shares were subject to outstanding awards under the 1995 Plan and 12,169 shares remained available for grant under the 1995 Plan. The 1995 Plan is administered by the Compensation Committee, which is authorized to select the participants, determine the type and number of awards to be granted and the number of shares of Common Stock to which awards will relate, specify times at which awards will be exercisable, set other terms and conditions of such awards, interpret and specify rules and regulations relating to the 1995 Plan, and make all other determinations that may be necessary or advisable for the administration of the 1995 Plan. The Committee's practice has been to award stock options which vest in four annual installments (one-quarter of the total on each of the first, second, third and fourth anniversaries of the grant date), have an exercise price equal to the fair market value of the Company's Common Stock on the grant date, and expire on the tenth anniversary of the date of grant. The Committee may, in its discretion, accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration and vesting shall occur automatically in the event of a consolidation or merger of the Company or a sale of substantially all of the Company's assets. The Board may amend or terminate the 1995 Plan without stockholder approval, but no amendment or termination of the 1995 Plan may adversely affect any award previously granted under the 1995 Plan without the consent of the holders. Unless earlier terminated by the Board, the 1995 Plan will terminate at such time as no shares remain available for issuance under the 1995 Plan and the Company has no further rights or obligations with respect to outstanding awards under the 1995 Plan.

ANNUAL REPORT ON FORM 10-K

        The Company's audited financial statements for the fiscal year ended December 31, 2002 and certain other financial and business information are contained in the Company's Annual Report to Stockholders which accompanies this Proxy Statement. Stockholders may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 without charge by contacting Lisa Lettieri, Director of Corporate Communications, Scientific Games Corporation, 750 Lexington Avenue, 25th Floor, New York, New York 10022 (telephone: 212-754-2233; e-mail: invrel@scientificgames.com). Stockholders can also access the Annual Report on Form 10-K through the Company's website (www.scientificgames.com).

OTHER MATTERS

        The Company is not aware of any matter other than those described in this Proxy Statement that will be acted upon at the Annual Meeting. In the event that any other matter properly comes before the meeting for a vote of stockholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matter.

        Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited primarily by mail, but, in addition, officers and regular employees of the Company who will receive no extra compensation for their services may solicit proxies in person or by telephone or telegram. The Company also has retained D.F. King & Co., Inc. to assist in soliciting proxies at a fee of $4,000 plus reimbursement of reasonable out-of-pocket costs and expenses.

STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

        Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, if a stockholder wants to submit a proposal for inclusion in the Company's proxy materials for the next annual meeting of stockholders, it must be received at the Company's principal executive offices, 750 Lexington Avenue, 25th Floor, New York, New York 10022, Attention: Secretary, not later than January 23, 2004. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, that permit them to prove the date of delivery.

        If a stockholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under Exchange Act, the Company must receive notice of such proposal at the address given above by April 9, 2004, or such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and the Company's proxies will have discretionary voting authority with respect to such proposal, if presented at the annual meeting, without including information regarding such proposal in its proxy materials.

        The deadlines described above are calculated by reference to the mailing date of the proxy materials for this year's annual meeting. If the Board changes the date of next year's annual meeting by more than 30 days, the Board will, in a timely manner, inform stockholders of such change and the effect of such change on the deadlines given above by including a notice under Item 5 in the Company's earliest possible quarterly report on Form 10-Q, or if that is impracticable, by any means reasonably calculated to inform the stockholders.

        Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.

                      By Order of the Board of Directors

                      MARTIN E. SCHLOSS
                       Vice President, General Counsel and Secretary

Dated: May 22, 2003

Appendix A

SCIENTIFIC GAMES CORPORATION

2003 Incentive Compensation Plan

1.
Purpose.    The purpose of this 2003 Incentive Compensation Plan (the "Plan") is to assist Scientific Games Corporation, a Delaware corporation (the "Company"), and its subsidiaries in attracting, retaining, motivating and rewarding executives, directors, employees, and other persons who provide services to the Company and/or its subsidiaries, to provide for equitable and competitive compensation opportunities, to encourage long-term service, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of stockholders. The Plan authorizes stock-based and cash-based performance incentives for participants, to encourage such persons to expend their maximum efforts in the creation of stockholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Internal Revenue Code to the extent deemed appropriate by the Committee which administers the Plan.

2.
Definitions.    For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a)
"Annual Incentive Award" means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

(b)
"Award" means any award of an Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award (including an Annual Incentive Award) together with any other right or interest granted to a Participant under the Plan.

(c)
"Beneficiary" means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)
"Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(e)
"Board" means the Company's Board of Directors.

(f)
"Change in Control" means Change in Control as defined with related terms in Section 9 of the Plan.

(g)
"Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

(h)
"Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)
"Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that directors appointed as members of the Committee shall not be employees of the Company or any subsidiary. In appointing members of the Committee, the

    Board will consider whether a member is or will be a Qualified Member, but such members are not required to be Qualified Members at the time of appointment or during their term of service on the Committee.

  (j)
  "Covered Employee" means a person designated by the Committee as likely to be a "covered employee," as defined under Code Section 162(m), with respect to a specified fiscal year or other performance period.

  (k)
  "Deferred Stock" means a conditional right, granted to a Participant under Section 6(e) hereof, to receive Stock, at the end of a specified deferral period.

  (l)
  "Dividend Equivalent" means a conditional right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

  (m)
  "Effective Date" means the date of approval of the Plan by stockholders of the Company.

  (n)
  "Eligible Person" means each executive officer and other officer or full-time employee of the Company or of any subsidiary, including each such person who may also be a director of the Company, each non-employee director of the Company, each other person who provides substantial services to the Company and/or its subsidiaries and who is designated as eligible by the Committee, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the Plan.

  (o)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

  (p)
  "Fair Market Value" means the fair market value of Stock, Awards, or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be the average of the high and low sales prices of Stock on a given date or, if there are no sales on that date, on the latest previous date on which there were sales, reported for composite transactions in securities listed on the principal trading market on which Stock is then listed.

  (q)
  "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto that may be granted to Eligible Persons who are employees.

  (r)
  "Limited SAR" means a conditional right granted to a Participant under Section 6(c) hereof.

  (s)
  "Option" means a conditional right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

  (t)
  "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

  (u)
  "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

  (v)
  "Performance Award" means a conditional right, granted to a Participant under Section 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

  (w)
  "Preexisting Plan" mean the Company's 1997 Incentive Compensation Plan, as amended and restated.

  (x)
  "Qualified Member" means a member of the Committee who is a "non-employee director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of Regulation 1.162-27(c) under Code Section 162(m).

  (y)
  "Restricted Stock" means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

  (z)
  "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

  (aa)
  "Stock" means the Company's Class A Common Stock, $.01 par value, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.

  (bb)
  "Stock Appreciation Rights" or "SAR" means a conditional right granted to a Participant under Section 6(c) hereof.

3.
Administration.

(a)
Authority of the Committee.    Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number, and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions, or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors, and may perform any function of the Committee under the Plan for any other purpose, including for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof, or other persons claiming rights from or through a Participant, and stockholders.

(b)
Manner of Exercise of Committee Authority.    At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members, and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a subcommittee or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the fullest extent permitted under Section 157 of the Delaware General Corporation Law. The Committee may appoint agents to assist it in administering the Plan.

  (c)
  Limitation of Liability.    The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.
Shares Available Under the Plan.

(a)
Number of Shares Available for Delivery.    Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 6.5 million plus the number of shares that, under the Preexisting Plan, remain available at the Effective Date or thereafter would become available under the terms of the Preexisting Plan. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b)
Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares subject to an Award that is canceled, expired, forfeited, settled in cash or terminated without a delivery of shares to the Participant will again be available for Awards, and shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan. For purposes of determining the number of Shares that become available as of the Effective Date under the Preexisting Plan, the share counting rules of the Preexisting Plan will apply and the share counting rules of this Plan shall apply with respect to Awards granted under this Plan with respect to such shares. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the number of shares reserved and available for ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code.

5.
Eligibility; Per-Person Award Limitations.

(a)
Grants to Eligible Persons.    Awards may be granted under the Plan only to Eligible Persons.

(b)
Annual Per-Person Award Limitations.    In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), and 6(h) (including Performance Awards under Section 7 based on Awards authorized by each referenced subsection) relating to a number of shares of Stock up to his or her Annual Limit. A Participant's Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 1.5 million shares plus the amount of the Participant's unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 10(c). In the case of a cash-denominated Award for which the limitation set forth in the preceding sentence would not operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a cash Performance Award under Section 7), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant's Annual Limit, which for this purpose shall equal $3 million plus the amount of the Participant's unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) "earning" means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant's Annual Limit is used to the extent a cash amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6.
Specific Terms of Awards.

(a)
General.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b)
Options.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i)
Exercise Price.    The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 6(f) or 8(a) hereof. In addition, in connection with a merger, consolidation or reorganization of the Company or any of its subsidiaries, the Committee may grant Options with an exercise price per share less than the market value of the Common Stock on the date of grant if such Options are granted in exchange for, or upon conversion of, options to purchase capital stock of any other entity which is a party to such merger, consolidation or reorganization.

(ii)
Time and Method of Exercise.    The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment (subject to Section 10(h)), including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through broker-assisted "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option "profit," at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

    (iii)
    ISOs.    The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first consented to the change that will result in such disqualification. ISOs may be granted only to employees of the Company or any of its subsidiaries. To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which ISOs granted under this Plan and all other plans of the Company and any subsidiary are first exercisable by any employee during any calendar year shall exceed the maximum limit (currently, $100,000), if any, imposed from time to time under Code Section 422, such Options shall be treated as Options that are not ISOs.

  (c)
  Stock Appreciation Rights.    The Committee is authorized to grant SARs to Participants on the following terms and conditions:

  (i)
  Right to Payment.    A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a "Limited SAR," the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee.

  (ii)
  Other Terms.    The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

  (d)
  Restricted Stock.    The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

  (i)
  Grant and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.

    (ii)
    Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

    (iii)
    Certificates for Stock.    Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and/or that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

    (iv)
    Dividends and Splits.    As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

  (e)
  Deferred Stock.    The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock at the end of a specified deferral period, subject to the following terms and conditions:

  (i)
  Award and Restrictions.    Settlement of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

  (ii)
  Forfeiture.    Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

  (iii)
  Dividend Equivalents.    Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

  (f)
  Bonus Stock and Awards in Lieu of Obligations.    The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

  (g)
  Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

  (h)
  Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

7.     Performance Awards, Including Annual Incentive Awards

  (a)
  Performance Awards Generally.    The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, or the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as "performance-based compensation" under Code Section 162(m).

  (b)
  Performance Awards Granted to Covered Employees.    If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

    (i)
    Performance Goals Generally.    The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Treasury Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

    (ii)
    Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units or lines of business of the Company shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share (basic or fully diluted); (2) revenues; (3) earnings, before or after taxes, from operations (generally or specified operations), before or after interest expense, depreciation, amortization, incentives, or extraordinary or special items; (4) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value created; (7) operating margin or operating expense; (8) net income; (9) Stock price or total stockholder return; and (10) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, and goals relating to acquisitions or divestitures of subsidiaries, affiliates or joint ventures. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

    (iii)
    Performance Period; Timing for Establishing Performance Goals; Per-Person Limit.    Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed. In all cases, the maximum Performance Award of any Participant shall be subject to the limitation set forth in Section 5(b).

    (iv)
    Performance Award Pool.    The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(i). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

    (v)
    Settlement of Performance Awards; Other Terms.    Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as "performance-based compensation" for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards; any resulting payments need not qualify as performance-based compensation under Section 162(m) if the authorization of such non-qualifying payments would not otherwise disqualify the Performance Award apart from the termination or change in control.

  (c)
  Annual Incentive Awards Granted to Designated Covered Employees.    The Committee may grant a Performance Award in the form of an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and shall comply with the other requirements set forth in Section 7(b).

  (d)
  Written Determinations.    Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and the amount of any final Performance Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8.
Certain Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem, and Substitute Awards.    Subject to Section 10(e), Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to Section 10(h), the Committee may determine that, in granting a new Award, the in-the-money value of any surrendered Award or award may be applied to reduce the exercise price of any Option, grant price of any SAR, or purchase price of any other Award.

  (b)
  Term of Awards.    The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or, in the case of an ISO, such shorter term as may be required under Code Section 422).

  (c)
  Form and Timing of Payment under Awards; Deferrals.    Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in Stock, other Awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 10(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any payment deferred pursuant to this Section 8(c) shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the Participant in the future.

  (d)
  Additional Award Forfeiture Provisions.    The Committee may condition a Participant's right to receive a grant of an Award, to exercise the Award, to retain Stock acquired in connection with an Award, or to retain the profit or gain realized by a Participant in connection with an Award, including cash received upon sale of Stock acquired in connection with an Award, upon compliance by the Participant with specified conditions relating to non-competition, confidentiality of information relating to the Company, non-solicitation of customers, suppliers, and employees of the Company, cooperation in litigation, non-disparagement of the Company and its officers, directors and affiliates, and other restrictions upon or covenants of the Participant, including during specified periods following termination of employment or service to the Company.

  (e)
  Exemptions from Section 16(b) Liability.    With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and such a Participant may elect to engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award (subject to Section 10(h)) in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

9.
Change in Control.

(a)
Effect of "Change in Control."    In the event of a "Change in Control," the following provisions shall apply unless otherwise provided in the Award agreement:

(i)
Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control;

(ii)
If any optionee holds an Option immediately prior to a Change in Control that was not previously exercisable and vested in full throughout the 60-day period preceding the Change in Control, he shall be entitled to elect, during the 60-day period following the Change in Control, in lieu of acquiring the shares of Stock covered by the portion of the Option that was not vested and exercisable within such 60-day period, to receive, and the Company shall be obligated to pay, in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such portion of the Option;

    (iii)
    The restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

    (iv)
    With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, such performance goals and other conditions will be deemed to be met if and to the extent so provided by the Committee in the Award agreement relating to such Award.

  (b)
  Definition of "Change in Control."    A "Change in Control" shall mean the occurrence of any of the following:

  (i)
  when any "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act but excluding the Company and any subsidiary and any employee benefit plan sponsored or maintained by the Company or any subsidiary (including any trustee of such plan acting as trustee), directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing at least 40% percent (or such greater percentage as the Committee may specify in connection with the grant of any Award) of the combined voting power of the Company's then-outstanding securities; or

  (ii)
  the occurrence of a transaction requiring stockholder approval for the acquisition of the Company by an entity other than the Company or a subsidiary by merger or otherwise or for the purchase by an entity other than the Company or a subsidiary of substantially all of the assets of the Company.

  (c)
  Definition of "Change in Control Price."    The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding the Change in Control.

10.
General Provisions.

(a)
Compliance with Legal and Other Requirements.    The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

  (b)
  Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

  (c)
  Adjustments.    In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (B) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5(b), (C) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (D) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option (subject to Section 10(h)). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (A) would cause Options, SARs, or Performance Awards granted under Section 7 to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder, or (B) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury

    Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

  (d)
  Taxes.    The Company and any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

  (e)
  Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto; provided that the Committee shall have no authority to waive or modify any Award term after the Award has been granted to the extent the waived or modified term would be mandatory under the Plan for any Award newly granted at the date of the waiver or modification; and provided further, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Without the prior approval of stockholders, the Committee will not amend or replace previously granted Options in a transaction that constitutes a "repricing." For this purpose, a "repricing" means: (1) amending the terms of an Option after it is granted to lower its exercise price, except pursuant to Section 10(c) hereof; (2) any other action that is treated as a repricing under generally accepted accounting principles; and (3) canceling an Option at a time when its strike price is equal to or greater than the fair market value of the underlying Stock, in exchange for another Option, Restricted Stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. A cancellation and exchange described in clause (3) of the preceding sentence will be considered a repricing regardless of whether the Option, Restricted Stock or other equity is delivered simultaneously with the cancellation, regardless of whether it is treated as a repricing under generally accepted accounting principles, and regardless of whether it is voluntary on the part of the Option holder.

  (f)
  Limitation on Rights Conferred under Plan.    Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

  (g)
  Unfunded Status of Awards; Creation of Trusts.    The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

  (h)
  Certain Limitations Relating to Accounting Treatment of Awards.    At any time that the Company is accounting for stock-denominated Awards (other than SARs) under Accounting Principles Board Opinion 25 ("APB 25"), the Company intends that, with respect to such Awards, the compensation measurement date for accounting purposes shall occur at the date of grant or the date performance conditions are met if an Award is fully contingent on achievement of performance goals, unless the Committee specifically determines otherwise. Therefore, other provisions of the Plan notwithstanding, in order to preserve this fundamental objective of the Plan, if any authority granted to the Committee hereunder or any provision of the Plan or an Award agreement would result, under APB 25, in "variable" accounting or a measurement date other than the date of grant or the date such performance conditions are met with respect to such Awards, if the Committee was not specifically aware of such accounting consequence at the time such Award was granted or provision otherwise became effective, such authority shall be limited and such provision shall be automatically modified and reformed to the extent necessary to preserve the accounting treatment of the award intended by the Committee, subject to Section 10(e) of the Plan.

  (i)
  Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

  (j)
  Payments in the Event of Forfeitures; Fractional Shares.    Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  (k)
  Awards to Participants Outside the United States.    The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 11(k) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

  (l)
  Governing Law.    The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the Delaware General Corporation Law, the contract and other laws of the State of New York without giving effect to principles of conflicts of laws, and applicable federal law.

  (m)
  Preexisting Plan.    Upon stockholder approval of the Plan as provided under Section 11(n), no further grants of Awards will be made under the Preexisting Plan.

  (n)
  Plan Effective Date and Termination.    The Plan was adopted by the Board of Directors on April 24, 2003 and shall become effective upon its approval by the Company's stockholders by the affirmative vote of the holders of a majority of the voting securities of the Company entitled to be cast in person or by proxy at the Company's 2003 annual meeting of stockholders. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.

COMMON STOCK

SCIENTIFIC GAMES CORPORATION

750 Lexington Avenue, 25th Floor, New York, New York 10022
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS—JUNE 23, 2003

        The undersigned hereby appoints Martin E. Schloss and DeWayne E. Laird, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to act for the undersigned and to vote the full number of shares of the Class A Common Stock of Scientific Games Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scientific Games Corporation to be held at the Metropolitan Club, 1 East 60th Street, New York, New York at 10:00 a.m., on Monday, June 23, 2003, and at any adjournments or postponements thereof, in accordance with the instructions set forth on this proxy card, and in their discretion, with respect to all other matters that may properly come before the meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SCIENTIFIC GAMES CORPORATION

JUNE 23, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

—Please detach and mail in the envelope provided.—

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:		2.	Ratification of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	NOMINEES:	3.	Approval of Adoption of the Company's 2003 Incentive Compensation Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY	A. Lorne Weil
	FROM ALL NOMINEES	Colin J. O'Brien	4.	On such other matters as may properly come
		Eric M. Turner		before the meeting.
☐	FOR ALL EXCEPT (See instructions below)	Sir Brian G. Wolfson Alan J. Zakon

	INSTRUCTION: To withhold authority for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name(s) of any such nominee(s) in the space provided below.			This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of all the nominees for director listed in Proposal 1, FOR Proposals 2 and 3, and, in accordance with the judgment of the Proxies, for or against any other matters that may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. ☐			Please check if you plan to attend the meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

SCIENTIFIC GAMES CORPORATION

JUNE 23, 2003

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
—OR—

TELEPHONE—Call toll-free 1-800-PROXIES from any touch-tone telephone and follow the instruc-tions. Have your control number and proxy card available when you call.	ACCOUNT NUMBER
—OR—
CONTROL NUMBER
INTERNET—Access "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.
If you vote by Telephone or over the Internet, please do not mail your proxy card. —If you wish to vote by mail, please detach and mail the portion below in the enclosed envelope.—

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	Election of Directors:		2.	Ratification of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐	FOR ALL NOMINEES	NOMINEES:	3.	Approval of Adoption of the Company's 2003 Incentive Compensation Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY	A. Lorne Weil
	FROM ALL NOMINEES	Colin J. O'Brien	4.	On such other matters as may properly come
		Eric M. Turner		before the meeting.
☐	FOR ALL EXCEPT (See instructions below)	Sir Brian G. Wolfson Alan J. Zakon

	INSTRUCTION: To withhold authority for any individual nominee(s), mark "FOR ALL EXCEPT" and write the name(s) of any such nominee(s) in the space provided below.			This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR the election of all the nominees for director listed in Proposal 1, FOR Proposals 2 and 3, and, in accordance with the judgment of the Proxies, for or against any other matters that may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. ☐			Please check if you plan to attend the meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PREFERRED STOCK

SCIENTIFIC GAMES CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS—JUNE 23, 2003

        The undersigned hereby appoints Martin E. Schloss and DeWayne E. Laird, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to act for the undersigned and to vote the full number of shares of Series A Convertible Preferred Stock of Scientific Games Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scientific Games Corporation to be held at the Metropolitan Club, 1 East 60th Street, New York, New York at 10:00 a.m., on Monday, June 23, 2003, and at any adjournments or postponements thereof, in accordance with the instructions set forth on this proxy card, and in their discretion, with respect to all other matters that may properly come before the meeting. Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. The undersigned authorizes and instructs said Proxies or their substitutes to vote as indicated below.

TO VOTE, MARK BOXES BELOW.

1.
ELECTION OF DIRECTORS: To elect the following nominees to the Board of Directors:

Antonio Belloni Rosario Bifulco Peter A. Cohen Michael S. Immordino A. Lorne Weil Colin J. O'Brien Eric M. Turner Sir Brian G. Wolfson Alan J. Zakon

FOR ALL NOMINEES ☐	WITHHOLD AUTHORITY from all Nominees ☐	FOR ALL EXCEPT (see instruction below) ☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark the box above "FOR ALL EXCEPT" and write the name(s) of any such nominee(s) in the space provided below:

2.
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS: To ratify the appointment of Deloitte & Touche LLP as independent accountants of the Company for the fiscal year ending December 31, 2003:
FOR ☐	AGAINST ☐	ABSTAIN ☐

(Continued and to be signed and dated on the other side.)

3.
ADOPTION OF THE 2003 INCENTIVE COMPENSATION PLAN: To approve the adoption of the Company's 2003 Incentive Compensation Plan:
FOR ☐	AGAINST ☐	ABSTAIN ☐
4.
On such other matters as may properly come before the meeting or any adjournments thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES LISTED UNDER "ELECTION OF DIRECTORS" AND FOR PROPOSALS 2 AND 3.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR PROPOSALS 2 AND 3, AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PROXIES, FOR OR AGAINST ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

        If you plan to attend the Annual Meeting, please mark this box.    ☐

        PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

SIGNATURE(S)	DATED	, 2003

	DATED	, 2003

        Please sign exactly as your name appears on your stock certificate. For joint accounts, each joint owner must sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When the proxy is given by a corporation or other entity, it should be signed by an authorized representative.

Stockholder	Number of Shares

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL INFORMATION
  Security Ownership
PROPOSAL 1 ELECTION OF DIRECTORS
  Directors' Compensation
EXECUTIVE COMPENSATION
  Certain Relationships and Related Transactions
  Section 16(a) Beneficial Ownership Reporting Compliance
  Compensation Committee Interlocks and Insider Participation
REPORT OF THE COMPENSATION COMMITTEE
STOCK PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PROPOSAL 3 APPROVAL OF THE 2003 INCENTIVE COMPENSATION PLAN
New Plan Benefits 2003 Incentive Compensation Plan
Equity Compensation Plan Information
ANNUAL REPORT ON FORM 10-K
OTHER MATTERS
STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING
  Appendix A
SCIENTIFIC GAMES CORPORATION 2003 INCENTIVE COMPENSATION PLAN